UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

MASSEY ENERGY COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Massey Energy Company

4 North 4th Street

Richmond, Virginia 23219

September 13, 2010

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Massey Energy Company, which will be held on Wednesday, October 6, 2010, at 12:00 p.m. Eastern Daylight Time at the 15th Floor, Troutman Sanders Building, 1001 Haxall Point, Richmond, Virginia 23219.

Prior to and following the 2010 Annual Meeting of Stockholders, the Massey Energy Company Board of Directors has been evaluating the company’s corporate governance structure. The Board has augmented our corporate governance policies in several ways already. On May 18, 2010, the Board approved amendments to our Amended and Restated Bylaws to provide for majority voting in non-contested director elections. Additionally, on July 26, 2010, the Board took the following actions:

•	Amended our Corporate Governance Guidelines to clarify the responsibilities of our lead independent director;

•

Amended the Corporate Governance Guidelines to prohibit a Massey director who is a chief executive officer of a public company from serving on the boards of more than two public companies (other than his or her own board) and Massey non-executive directors from serving on the boards of more than five public companies (other than Massey);

•	Created a separate Safety and Environmental Committee to consist exclusively of independent directors; and

•	Eliminated excise tax gross-ups for change-of-control payments (subject to final implementation by the Compensation Committee).

In tandem with those modifications, the Board of Directors also is proposing additional changes to our corporate governance that require stockholder approval. The Board offers these proposals after careful study of what it believes are the corporate governance practices and policies that will serve our stockholders most beneficially. The following proposed amendments to our Restated Certificate of Incorporation are set forth for your consideration and approval:

•	Declassification of our Board of Directors;

•	Elimination of cumulative voting;

•	Removal of supermajority vote provisions related to stockholder amendment of bylaws;

•	Removal of supermajority vote provisions related to stockholder approval of business combinations with a more than 5% stockholder; and

•	Amendment to remove the prohibition of the right of stockholders to request special meetings of stockholders.

The Board of Directors also is recommending that stockholders approve a proposal to amend our Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150 million to 300 million. As is explained in more detail in the Proxy Statement, the Board believes that failure to approve this proposal would seriously restrict the Company’s ability to manage its capital needs, limiting its capacity to adapt to circumstances that call for financial flexibility and hindering its power to take action in shifting market environments, to the detriment of stockholders’ interests. The Board believes additional authorized shares will allow the Company to act with flexibility when and as the need arises to issue additional shares in the future and to take advantage of changing market and financial conditions in a timely manner. At the Special Meeting of Stockholders, any such other business as may properly come before the meeting, or any adjournments or postponements thereof, may also be transacted.

Information about the Special Meeting of Stockholders and the various matters on which the stockholders will act is included in the Notice of Special Meeting of Stockholders and Proxy Statement that follow. Also included is a proxy card and postage-paid return envelope.

The Board of Directors recommends that you complete and return the accompanying proxy card in the enclosed envelope, or vote electronically through the Internet or by telephone, to be sure that your shares will be represented and voted at the Special Meeting of Stockholders. The enclosed proxy card contains instructions on voting electronically through the Internet or by telephone or, if your shares are registered in the name of a bank, broker or other nominee, the bank, broker or other nominee will provide instructions on how to vote.

Sincerely,

DON L. BLANKENSHIP
Chairman and Chief Executive Officer

MASSEY ENERGY COMPANY

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held October 6, 2010

A Special Meeting of Stockholders of Massey Energy Company will be held at the 15th Floor, Troutman Sanders Building, 1001 Haxall Point, Richmond, Virginia 23219, on Wednesday, October 6, 2010, at 12:00 p.m. Eastern Daylight Time, for the following purposes:

1.	To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to declassify our Board of Directors.

2.	To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to eliminate cumulative voting.

3.	To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to remove supermajority vote provisions related to stockholder amendment of bylaws.

4.	To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to remove supermajority vote provisions related to stockholder approval of business combinations with a more than 5% stockholder.

5.	To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to remove the prohibition of the right of stockholders to request special meetings of stockholders.

6.	To approve a proposal to amend and restate our Restated Certificate of Incorporation to increase authorized shares of common stock from 150,000,000 shares to 300,000,000 shares.

7.	To transact such other business as may properly come before the Special Meeting of Stockholders or any adjournments thereof.

The Board of Directors has fixed August 27, 2010, as the record date for determining the stockholders entitled to receive notice of and to vote at the Special Meeting.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. PLEASE CAST YOUR VOTE ELECTRONICALLY THROUGH THE INTERNET OR BY TELEPHONE, OR COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PRE-PAID ENVELOPE.

By Order of the Board of Directors,

RICHARD R. GRINNAN
Vice President and Corporate Secretary

September 13, 2010

Richmond, Virginia

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 6, 2010	6

BACKGROUND OF THE SPECIAL MEETING	6

PROPOSAL TO AMEND AND RESTATE OUR RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD OF DIRECTORS: PROPOSAL 1	7

PROPOSAL TO AMEND AND RESTATE OUR RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING: PROPOSAL 2	9

PROPOSAL TO AMEND AND RESTATE OUR RESTATED CERTIFICATE OF INCORPORATION TO REMOVE SUPERMAJORITY VOTE PROVISIONS RELATED TO STOCKHOLDER AMENDMENT OF BYLAWS: PROPOSAL 3	10

PROPOSAL TO AMEND AND RESTATE OUR RESTATED CERTIFICATE OF INCORPORATION TO REMOVE SUPERMAJORITY VOTE PROVISIONS RELATED TO STOCKHOLDER APPROVAL OF BUSINESS COMBINATIONS WITH A MORE THAN 5% STOCKHOLDER: PROPOSAL 4	11

PROPOSAL TO AMEND AND RESTATE OUR RESTATED CERTIFICATE OF INCORPORATION TO REMOVE THE PROHIBITION OF THE RIGHT OF STOCKHOLDERS TO REQUEST SPECIAL MEETINGS OF STOCKHOLDERS: PROPOSAL 5	13

PROPOSAL TO AMEND AND RESTATE OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 300,000,000 SHARES: PROPOSAL 6	14

BENEFICIAL OWNERSHIP OF COMMON STOCK	15

CERTAIN MATTERS RELATING TO PROXY MATERIALS	17

ANNEX A — PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF MASSEY ENERGY COMPANY	A-1

ANNEX B — PROPOSED AMENDED AND RESTATED BYLAWS OF MASSEY ENERGY COMPANY	B-1

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MASSEY ENERGY COMPANY

PROXY STATEMENT

September 13, 2010

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Massey Energy Company, 4 North 4th Street, Richmond, Virginia 23219 (“Massey”), of your proxy for use at the Special Meeting of Stockholders of Massey’s common stock, $0.625 par value per share (the “Common Stock”), to be held Wednesday, October 6, 2010, and at any adjournments or postponements thereof (the “Special Meeting”). This Proxy Statement and the accompanying proxy card are being mailed to all stockholders on or about September 13, 2010.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

1. What am I voting on?

You will be voting on each of the following items of business:

•	A proposal to amend and restate our Restated Certificate of Incorporation in order to declassify our Board of Directors.

•	A proposal to amend and restate our Restated Certificate of Incorporation in order to eliminate cumulative voting.

•	A proposal to amend and restate our Restated Certificate of Incorporation in order to remove supermajority vote provisions related to stockholder amendment of bylaws.

•

A proposal to amend and restate our Restated Certificate of Incorporation in order to remove supermajority vote provisions related to stockholder approval of business combinations with a more than 5% stockholder.

•	A proposal to amend and restate our Restated Certificate of Incorporation in order to remove the prohibition of the right of stockholders to request special meetings of stockholders.

•	A proposal to amend and restate our Restated Certificate of Incorporation to increase authorized shares of common stock from 150,000,000 to 300,000,000 shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE FOR ALL PROPOSALS.

You may also be asked to vote on any other business that may properly come before the Special Meeting.

2. Who is entitled to vote?

All stockholders who owned Common Stock at the close of business on August 27, 2010, the record date fixed by the Board of Directors (the “Board”), are entitled to vote at the Special Meeting. On the record date, we had outstanding 102,979,462 shares of Common Stock.

3. How many votes must be present to hold the Special Meeting?

The presence of the holders of a majority of the outstanding shares of Common Stock as of the record date entitled to vote at the Special Meeting, present in person or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Special Meeting. In determining the presence of a quorum, abstentions are counted as present and entitled to vote, and broker non-votes (as defined below) are not counted if they are not otherwise represented at the Special Meeting.

4. How can I cast my votes?

Stockholders have one vote for each share on each item of business of the Special Meeting.

5. How do I vote before the Special Meeting?

Registered stockholders (that is, stockholders of record who hold shares of Common Stock in certificated or book-entry form (as opposed to through a bank, broker or other nominee)) or employees who hold Common Stock through the Coal Company Salary Deferral and Profit Sharing Plan (our 401(k) Plan) may vote in person at the Special Meeting or by proxy. Registered stockholders and employees who own Common Stock through our 401(k) Plan have three ways to vote by proxy:

•	By mail - Complete, properly sign, date and mail the enclosed proxy card.

•	By Internet - Connect to the Internet at www.voteproxy.com and follow the instructions included on the enclosed proxy card.

•	By telephone - Call (800) 776-9437 (toll-free) or (718) 921-8500 (direct) and follow the instructions included on the enclosed proxy card.

Stockholders who hold Common Stock through banks, brokers or other nominees (street name stockholders) who wish to vote at the meeting should be provided a voting instruction card by the institution that holds their shares. If this has not occurred, contact the institution that holds your shares. Street name stockholders may also be eligible to vote their shares electronically, by following the instructions on the voting instruction card provided by the bank, broker or other nominee that holds the shares, using either the toll-free telephone number or the Internet address provided on the voting instruction card, or instead may complete, date and sign the voting instruction card provided by the institution that holds their shares.

The deadline for voting electronically through the Internet or by telephone is 4:59 p.m., Eastern Daylight Time, on Tuesday, October 5, 2010. The deadline for voting shares of Common Stock held in our 401(k) Plan electronically through the Internet or by telephone is 4:59 p.m., Eastern Daylight Time, on Monday, October 4, 2010.

6. How will my shares be voted if I sign, date and return my proxy card or voting instruction card, but do not provide complete voting instructions with respect to each proposal?

Unless otherwise directed in the accompanying proxy card, the persons named as proxies therein will vote all properly executed, returned and not revoked proxy cards FOR the management proposals to amend and restate our Restated Certificate of Incorporation (the “Charter”) in order to declassify our Board of Directors, to eliminate cumulative voting, to remove supermajority vote provisions related to stockholder amendment of bylaws, to remove supermajority vote provisions related to stockholder approval of business combinations with a more than 5% stockholder, to remove the prohibition of the right of stockholders to request special meetings of stockholders and to increase the number of our authorized shares of common stock from 150 million to 300 million, with the following two exceptions:

•

Shares held in our 401(k) Plan for which no direction is provided on a properly executed, returned and not revoked proxy card will be voted proportionately in the same manner as those shares held in our 401(k) Plan for which timely and valid voting instructions are received with respect to such proposals, and

•

Shares held in our 401(k) Plan for which timely and valid voting instructions are not received will be considered to have been designated to be voted by the trustee proportionately in the same manner as those shares held in our 401(k) Plan for which timely and valid voting instructions are received.

As to any other business that may properly come before the Special Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxy in the manner as the Board may recommend, or otherwise in the proxy holders’ discretion. The Board does not presently know of any other such business.

7. How will my shares be voted if I do not return my proxy card or otherwise vote electronically through the Internet or by telephone?

If you are a registered stockholder and you do not return your proxy card or otherwise vote electronically through the Internet or by telephone, your shares will not be voted, unless you attend the Special Meeting to vote in person.

Under the rules of the NYSE, your bank, broker or other nominee may vote your shares in its discretion on “routine” matters. Each of the proposals to be considered at the Special Meeting is considered a “routine” matter. This means that your bank, broker or other nominee may vote in its discretion on the Special Meeting proposals on your behalf if you have not furnished voting instructions at least ten days before the date of the meeting.

8. What if I change my mind after I vote?

Stockholders may revoke any proxy, whether cast by proxy card, electronically through the Internet or by telephone by voting again by proxy card, Internet or telephone (the latest vote cast by any of these three mediums is the vote that will be counted). In addition, the powers of the persons named as proxies will be suspended with respect to any stockholder who attends the meeting in person and requests to revoke any previously given proxy. Attendance at the meeting will not by itself revoke a previously granted proxy.

If you are a street name stockholder, you must follow the instructions found on the voting instruction card provided by the bank, broker or other nominee, or contact your bank, broker or other nominee in order to revoke your previously given proxy.

9. How many votes are needed to approve each of the proposals?

Our Charter requires the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey in order to approve the proposals to amend and restate the Charter to (1) declassify our Board of Directors; (2) eliminate cumulative voting; (3) remove supermajority vote provisions related to stockholder amendment of bylaws; and (4) remove supermajority vote provisions related to stockholder approval of business combinations with a more than 5% stockholder.

Approval of the proposals to amend and restate the Charter to (1) remove the prohibition of the right of stockholders to request special meetings of stockholders and (2) increase our authorized shares of common stock require the affirmative vote of a majority of the outstanding shares of voting stock of Massey.

10. In addition to the amendments that will be made to the Charter if the proposals included in this Proxy Statement are approved, what administrative changes are being made to the Charter that will be included in the Amended and Restated Certificate of Incorporation?

The administrative changes are intended to assist us in integrating into a single instrument all of the provisions of our Charter which are currently in effect and operative (but which have been filed with the Secretary of State of Delaware subsequent to the filing of our original certificate of incorporation,) together with amendments approved by stockholders at the Special Meeting. One of such administrative changes made to the Charter will reflect that our company name is Massey Energy Company. This change was approved and adopted in November 2000 when Massey Energy Company was merged into Fluor Corporation and the resulting company took on the name “Massey Energy Company.”

In addition, we will amend ARTICLE SECOND to refer to our current registered agent in the State of Delaware, which is National Registered Agents, Inc.

Attached to this Proxy Statement as Annex A is the form of proposed Amended and Restated Certificate of Incorporation (the “Proposed Amended and Restated Certificate of Incorporation”) containing these administrative changes together with the changes that would be made upon approval by stockholders of the proposals set forth in this Proxy Statement.

11. What is householding and how does it affect me?

We have adopted a procedure approved by the Securities and Exchange Commission (SEC) called “householding.” Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single proxy statement to that address. Any such beneficial owner can request a separate copy of the proxy by writing us at Investor Relations, Massey Energy Company, P.O. Box 26765, Richmond, Virginia 23261 or by telephoning (866) 814-6512.

Beneficial owners with the same address who receive more than one proxy statement may request delivery of a single proxy statement by contacting our Investor Relations department as described above.

12. Who can attend the Special Meeting?

The Special Meeting is open to all holders of Common Stock as of the record date, August 27, 2010. Stockholders who plan to attend the Special Meeting may be asked to present valid picture identification, such as a driver’s license or passport, together with the admission ticket contained along with the proxy card included with the materials sent to you for the Special Meeting. If you are a street name stockholder, you must bring a copy of a statement from a bank, broker or other nominee indicating your ownership of Common Stock. If you are an authorized proxy of a stockholder or if you want to vote in person the shares that you hold in street name, you must present the proper documentation, which you must obtain from your bank, broker or other nominee that holds your shares in street name. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting.

13. Who pays the cost of proxy solicitation?

We pay the expense of the solicitation. Some officers and regular employees may solicit proxies personally and by telephone, facsimile, courier service, mail, email, Internet, press release or advertisement (including on television, radio, newspapers or other publications of general distribution). These individuals will receive no additional compensation for their services. Phoenix Advisory Partners (“Phoenix”) has been engaged to aid in the distribution and solicitation of proxies. We will pay Phoenix approximately $15,000 for its services and reimburse its out-of-pocket expenses for such items as mailing, copying, phone calls, faxes and other related matters and will indemnify Phoenix against any losses arising out of Phoenix’s proxy soliciting services on behalf of us.

14. Who will count the votes?

Representatives from American Stock Transfer & Trust Company, LLC, our registrar and transfer agent, will tabulate the votes and act as inspectors of election at the Special Meeting.

15. Could other matters be decided in the Special Meeting?

The Board is not aware of any matters that may come before the Special Meeting other than matters disclosed in this Proxy Statement. However, if other matters do properly come before the Special Meeting, it is the intention of the persons named on the proxy card to vote in the manner the Board recommends, or otherwise in the proxy holders’ discretion.

16. How do I make a stockholder proposal for the 2011 annual meeting?

Any proposal of a stockholder intended to be presented at our 2011 annual meeting of stockholders for inclusion in our 2011 proxy statement and form of proxy/voting instruction card for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by us no later than December 17, 2010, by such stockholder delivering written notice to our Corporate Secretary at our principal executive offices at P.O. Box 26765, Richmond, Virginia 23261.

Our Amended and Restated Bylaws (the “Bylaws”) provide that a stockholder entitled to vote for the election of directors may (i) nominate persons for election to the Board or (ii) bring business before a stockholder meeting, by delivering written notice to our Corporate Secretary at our principal executive offices at P.O. Box 26765, Richmond, Virginia 23261. Such notice must be delivered to or mailed and received between January 18, 2011 and February 17, 2011; provided, however, in the event that the date of the 2011 annual meeting is advanced by more than 30 days, or delayed by more than 90 days, from the first anniversary date of the 2010 annual meeting (or May 18, 2011), written notice must be delivered not earlier than the 120th day prior to the 2011 annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which the date of the 2011 annual meeting is first publicly announced by Massey. We anticipate holding the 2011 annual meeting of stockholders on May 17, 2011.

The stockholder’s notice must include, as to each person whom the stockholder proposes to nominate for election as a director:

•

all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 of the Exchange Act;

•	such person’s written consent to being named in the proxy statement as a nominee and to serving as such a director if elected; and

•

an executed copy of Massey’s director agreement and questionnaire (a copy of which can be obtained by contacting Massey’s Corporate Secretary at the address above), along with all information required in connection with that agreement and the questionnaire.

In order for a stockholder to bring any other business before a stockholder meeting, timely notice must be received by us within the time limits described in the first or second paragraph of this question 16, depending upon whether such proposal is intended to be included in our 2011 proxy statement. The stockholder’s notice must contain as to each matter:

•	a brief description of the business desired to be brought before the meeting;

•

the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment); and

•	the reasons for conducting such business at the meeting.

In addition, whether nominating a person for election as a director or proposing any other business, the stockholder notice must also include the following:

•	the name and address of such stockholder, as it appears on our books;

•	the name and address of any beneficial owner of our Common Stock on whose behalf the stockholder is putting forward any nominee for director or other proposal;

•	representations that:

•	the stockholder is a holder of record of Common Stock and is entitled to vote at the stockholder meeting;

•

the stockholder intends to appear in person or by proxy at the meeting to put forward the stockholder’s nominee for election as a director and/or any other proposal put forward by that stockholder; and

•

the stockholder and each of its affiliates and any other person (and their affiliates) with a beneficial ownership interest in Common Stock that may be acting together or in concert with the stockholder with respect to Massey has complied with the beneficial ownership disclosure obligations in the Bylaws;

•

the name of each individual, firm, corporation, limited liability company, partnership, trust or other entity with whom the stockholder, any beneficial owner of Common Stock and any stockholder director nominee, and their respective affiliates and associates, and each other person with whom any of them is acting in concert with respect to Massey, has any agreement, arrangement or understanding (whether written or oral) for the purpose of acquiring, holding, voting or disposing of any Common Stock or to cooperate in obtaining, changing or influencing the control of Massey, along with a description of each such agreement, arrangement or understanding (whether written or oral) (a “Covered Person”);

•

a list of the class and number of shares of Common Stock that are beneficially owned or owned of record by any Covered Person, together with documentary evidence of such record or beneficial ownership of Common Stock;

•

a list of (A) all of the derivative securities (as defined under Rule 16a-1 under the Exchange Act) and other derivatives or similar agreements or arrangements with an exercise or conversion privilege or a periodic or settlement payment or payments or mechanism at a price or in an amount or amounts related to any security of Massey or with a value derived or calculated in whole or in part from the value of any security of Massey, in each case, directly or indirectly owned of record or beneficially owned by any Covered Person and (B) each other direct or indirect opportunity of any Covered Person to profit or share in any profit derived from any increase or decrease in the value of any of Massey’s securities, in each case, regardless of whether (x) that interest conveys any voting rights in such security to such Covered Person, (y) that interest is required to be, or is capable of being, settled through delivery of such security or (z) that Covered Person may have entered into other transactions that hedge the economic effect of such interest (any such interest described in this bullet point being a “Derivative Interest”);

•

a description of each agreement, arrangement or understanding (whether written or oral) with the effect or intent of increasing or decreasing the voting power of, or that contemplates any person voting together with, any Covered Person with respect to any Common Stock or other voting security of Massey, the stockholder’s director nominee, or other proposal (“Voting Arrangements”);

•

details of all other material interests of each Covered Person in such nomination or proposal or Massey’s capital stock (including any rights to dividends or performance related fees based on any increase or decrease in the value of such capital stock, or “Derivative Interests”) (collectively, “Other Interests”);

•

a description of all economic terms of all such Derivative Interests, Voting Arrangements and Other Interests and copies of all agreements and other documents (including but not limited to master agreements, confirmations and all ancillary documents and the names and details of the counterparties to, and brokers involved in, all such transactions) relating to each such Derivative Interest, Voting Arrangement and Other Interests;

•

a list of all transactions by each Covered Person involving any Common Stock or other voting securities of Massey or any Derivative Interests, Voting Arrangements or Other Interests within six months prior to the date of the notice;

•

a representation whether any Covered Person intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of Massey’s outstanding capital stock required to approve or adopt the proposal or elect any director nominated by the stockholder and/or (b) otherwise to solicit or participate in the solicitation of proxies from Massey’s stockholders in support of such nomination or proposal; and

•

all other information that, as of the date of delivery of such notice, would be required to be provided to Massey under the Bylaws by any Covered Person, regardless of whether such Covered Person has previously provided such information to Massey.

The requirements found in our Bylaws are separate from and in addition to the requirements of the SEC that a stockholder must meet in order to have a proposal included in our proxy statement pursuant to Rule 14a-8 under the Exchange Act.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 6, 2010

Our Proxy Statement is available on our Internet site at www.masseyenergyco.com, Investors, Proxy Online. For additional information regarding access to our SEC filings, please see “Certain Matters Relating to Proxy Materials” on page 17 of this Proxy Statement.

BACKGROUND OF THE SPECIAL MEETING

Prior to and following the 2010 Annual Meeting of Stockholders, our Nominating and Governance Committee and our Board have been thoroughly reviewing corporate governance matters. Prior to the 2010 Annual Meeting we announced that our Board had determined that it would actively work toward the declassification of the Board. Subsequent to the 2010 Annual Meeting, on May 18, 2010, the Board approved amendments to our Bylaws to provide for majority voting for directors in non-contested elections.

Since our 2010 Annual Meeting, our Nominating and Governance Committee and Board have continued their review of our corporate governance policies. On July 26, 2010 the Nominating and Governance Committee recommended and the Board approved the following changes to our corporate governance that require stockholder approval:

•	Declassification of our Board of Directors.

•	Elimination of cumulative voting.

•	Removal of supermajority vote provisions related to stockholder amendment of bylaws.

•	Removal of supermajority vote provisions related to stockholder approval of business combinations with a more than 5% stockholder.

•	Amendment to remove the prohibition of the right of stockholders to request special meetings of stockholders.

The Committee also recommended and the Board approved the following additional changes to our corporate governance that do not require stockholder approval:

•	Amendment to our Corporate Governance Guidelines to clarify the responsibilities of our lead independent director.

•

Amendment to our Corporate Governance Guidelines to prohibit a Massey director who is a chief executive officer of a public company from serving on the boards of more than two public companies (other than his or her own board) and Massey non-executive directors from serving on the boards of more than five public companies (other than Massey).

•	Creation of a separate Safety and Environmental Committee to consist exclusively of independent directors.

•	Elimination of excise tax gross-ups for change-of-control payments (subject to final implementation by the Compensation Committee).

On the same date, the Committee recommended and the Board approved an amendment to our Charter to increase our authorized shares of common stock from 150 million to 300 million shares in order to enhance the Company’s ability to manage its capital needs for the benefit of stockholders. The Board believes not only that additional authorized shares will allow the Company to act with flexibility when and as the need arises to issue additional shares and to take advantage of changing market and financial conditions in a timely manner, but also that without these shares the Company’s ability to manage its capital needs will be seriously restricted.

PROPOSAL TO AMEND AND RESTATE OUR RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD OF DIRECTORS

PROPOSAL 1

The Board recommends a vote FOR the proposal to amend and restate our Charter to provide for the annual election of directors. Our Charter requires the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey in order to approve the proposal to amend and restate the Charter to declassify our Board of Directors. Currently, the Board is divided into three classes, with directors elected to staggered three-year terms. Each year, one class, or approximately one-third of the directors, stands for election.

If the proposed amendment to the Charter is approved, a declassified board structure will be phased in, and annual director elections will occur, beginning at the 2012 Annual Meeting of Stockholders, as follows:

•

The Class III directors will stand for election at the 2011 Annual Meeting for a one-year term (and he or she will be eligible to stand for election at the 2012 Annual Meeting when annual terms for all directors begin);

•	The Class I directors elected at the 2009 Annual Meeting, whose terms are scheduled to expire at the 2012 Annual Meeting, will stand for election at the 2012 Annual Meeting for a one-year term;

•

The Class II directors elected at the 2010 Annual Meeting, whose terms are scheduled to expire at the 2013 Annual Meeting, will submit a resignation indicating that he or she will forfeit the remainder of his or her term that would otherwise follow the 2012 Annual Meeting, but he or she will be eligible to stand for election at the 2012 Annual Meeting for a one-year term; and

•	Any vacancy that occurs after the declassification amendment to the Charter becomes effective will be filled by the Board, with such new director to serve until the 2011 Annual Meeting.

The Governance and Nominating Committee and the Board have carefully considered the advantages and disadvantages of maintaining the classified board structure. In the Proxy Statement for the 2010 Annual Meeting, the Board stated that it recognized that staggered terms for directors is a topic of current interest and believes that there are valid arguments in favor of, and in opposition to, classified boards of directors. The Board also stated in the 2010 Proxy Statement that it wanted Massey’s stockholders to express their views on the subject of board declassification without being influenced by any recommendation the Board might make. As such, in the 2010 Proxy Statement the Board remained neutral on a stockholder proposal to declassify the Board.

Subsequent to mailing the 2010 Proxy Statement, and before the 2010 Annual Meeting, we issued a statement that, as a result of stockholder input and the Board’s ongoing review of Massey’s corporate governance policies and practices, the Board determined that it would actively work toward the declassification of the Board. At the 2010 Annual Meeting of Stockholders, the holders of approximately 95% of the shares who voted on the stockholder proposal to declassify the Board supported the proposal.

If the proposal to declassify our Board is approved, ARTICLE EIGHTH of the Charter will be amended to eliminate the classification of the Board in the manner noted above and to make the following ancillary changes to the Charter to reflect the absence of a classified Board:

•

ARTICLE NINTH of the present Charter contains provisions that address when holders of Preferred Stock may have the right to elect directors. The last sentence of ARTICLE NINTH states that classified board provisions in ARTICLE EIGHTH are applicable to the election of successors and directors under the Preferred Stock provisions. Pursuant to the approval of this proposal to declassify the Board, ARTICLE NINTH will be amended to delete this last sentence referring to the classified board provisions set forth in ARTICLE EIGHTH.

•

ARTICLE SIXTEENTH of the present Charter contains supermajority stockholder voting requirements stating that provisions dealing with the classified board may not be repealed or amended in any respect unless such repeal or amendment is approved by the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey. Pursuant to the approval of the proposal to declassify the Board, ARTICLE SIXTEENTH of the Charter will be amended to delete the supermajority voting requirement currently applicable to amending the classified board provision.

•

ARTICLE SEVENTEENTH of the present Charter reinforces the supermajority vote requirements found in ARTICLE SIXTEENTH. Pursuant to the approval of this proposal to declassify the Board, ARTICLE SEVENTEENTH will be amended to delete the language in its second sentence relating to the provision for a classified board.

The Governance and Nominating Committee and the Board have considered the proposed amendments to our Charter that would provide for annual director elections and have declared them to be advisable. These amendments to declassify our Board are set forth in ARTICLE EIGHTH, as well as proposed changes to ARTICLE NINTH, ARTICLE SIXTEENTH and ARTICLE SEVENTEENTH, in the Proposed Amended and Restated Certificate of Incorporation attached hereto as Annex A. The Board unanimously recommends a vote FOR this proposal to declassify the Board by amending and restating our Charter as set forth in this Proposed Amended and Restated Certificate of Incorporation.

This Proposal 1 will be approved, and the proposed amendments to the Charter set forth in ARTICLE EIGHTH, ARTICLE NINTH, ARTICLE SIXTEENTH and ARTICLE SEVENTEENTH adopted, upon the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey. If no voting instructions are given, the accompanying proxy will be voted for this Proposal 1. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting, the shares are considered present at the Special Meeting for purposes of Proposal 1, but, because they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal. Although we do not expect any broker non-votes, broker non-votes also would have the same effect as votes against the proposal.

OUR CHARTER REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF NOT LESS THAN 80% OF THE TOTAL VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF MASSEY IN ORDER TO APPROVE THIS PROPOSAL. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL TO AMEND AND RESTATE OUR RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING

PROPOSAL 2

The Board recommends a vote FOR the proposal to amend and restate our Charter to eliminate cumulative voting provisions currently in our Charter. Our Charter requires the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey in order to approve this proposal.

As permitted by Section 214 of Delaware General Corporation Law, our Charter currently allows stockholders to exercise cumulative voting rights when electing directors in both non-contested and contested elections. Cumulative voting gives the holder of each share of stock entitled to vote in the election of directors the ability to cast the number of votes equal to the number of votes he is entitled to cast with respect to his shares of stock multiplied by the number of directors to be elected. As such, cumulative voting provides a stockholder with the ability to cast all of his votes for a single candidate or to distribute them among multiple candidates as the stockholder sees fit. This allows a stockholder to exercise greater voting power than his actual level of ownership otherwise would provide. Our Board believes that the impact of a stockholder’s voting power should be equivalent to his percentage level of beneficial ownership of voting shares in the Company (“ownership interest”) and that providing a stockholder with voting power that is greater than his ownership interest is not in the best interests of all of our stockholders. The Board also believes that each director nominee should be elected by a true majority of the ownership interest of the Company in non-contested elections and by a true plurality of the ownership interest of the Company in contested elections.

On May 18, 2010, our Board approved amendments to our Bylaws to provide for majority voting in non-contested director elections with the result that a director who does not receive a majority of votes cast must tender his or her resignation. A plurality standard will continue to govern contested director elections, which means that the directors who receive the most votes cast will be elected. The Board believes that retaining cumulative voting in non-contested director elections will contravene the corporate governance objective the Board sought to achieve by implementing a majority voting standard, which is that the director nominees who have the support of the stockholders who actually hold a majority ownership interest in the Company are the nominees who should be elected. Similarly, the Board believes that continuing to permit cumulative voting in contested director elections conflicts with the corporate governance principles behind a plurality voting standard. In both cases, cumulative voting allows a stockholder to have a greater impact on director elections than his/her actual ownership interest in the Company justifies. In essence, cumulative voting permits a stockholder to influence the outcome of an election in a manner disproportionate to his/her ownership interest in the Company. This holds true whether the election is an uncontested-majority vote election or a contested-plurality vote election, and, accordingly, the Board does not believe that it is appropriate to retain cumulative voting in one instance and not the other. We acknowledge that eliminating cumulative voting will diminish the ability of our minority stockholders to elect directors, albeit in a manner disproportionate to their ownership interest. However, our Governance and Nominating Committee and Board of Directors believe that the negatives associated with cumulative voting—and the benefits of eliminating it—outweigh this consideration.

This would be particularly true where there is a contested election with a declassified board of directors where all directors are elected annually. In July 2010, our Board approved declassifying the board of directors and this is being voted on by stockholders at the Special Meeting. In an annual director election for the Company, all 10 director positions will be up for election at a single Annual Meeting. With plurality voting, if there are 11 nominees for these 10 positions, a minority stockholder (or group of stockholders) owning as little as 9.2% of the Company’s outstanding shares would be able to elect a director by cumulating votes for a single candidate, even if stockholders owning 90.8% of the Company did not support that nominee and cast all of their votes to elect 10 other nominees. The minority stockholder (or group of stockholders) could hold even less than 9.2% (and this could be substantially less) and still elect a director to the extent other stockholders withheld votes from the 10 other nominees, which is a predictable circumstance in public company director elections. The Company understands that, based on its review of public filings, out of 323 S&P 500 companies which have a non-classified board structure, only 25 of those companies, or approximately 8%, permit cumulative voting. As such, 92% of S&P 500 companies that have a non-classified board structure do not permit cumulative voting.

We acknowledge that eliminating cumulative voting in conjunction with the proposal to declassify the Board of Directors may have an anti-takeover effect by potentially diminishing the ability of minority stockholders to have their voices heard in director elections, albeit in a manner disproportionate to their ownership interest. However, our Governance and Nominating Committee and Board of Directors believe this will best ensure that each of the nominees to our Board is elected in accordance with the interests of a true majority of the ownership interest of our stockholders in non-contested elections and a true plurality of the ownership interest of our stockholders in contested elections.

If the proposal to eliminate cumulative voting is approved, ARTICLE TWELFTH of the Charter will be removed and the following ancillary changes will be made to the Charter to reflect the elimination of cumulative voting:

•

ARTICLE SIXTEENTH of the present Charter contains supermajority stockholder voting requirements stating that provisions dealing with cumulative voting may not be repealed or amended in any respect unless such repeal or amendment is approved by the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey. Pursuant to the approval of the proposal to eliminate cumulative voting, ARTICLE SIXTEENTH of the Charter will be amended to delete the supermajority voting requirement currently applicable to amending the cumulative voting provision.

•

ARTICLE SEVENTEENTH of the present Charter reinforces the supermajority vote requirements found in ARTICLE SIXTEENTH. Pursuant to the approval of this proposal to eliminate cumulative voting, ARTICLE SEVENTEENTH will be amended to delete the language in its second sentence relating to the cumulative voting provision.

The Governance and Nominating Committee and the Board have considered the proposed amendments to our Charter that would provide for elimination of cumulative voting and have declared them to be advisable. These amendments would require the removal of ARTICLE TWELFTH from our Charter. The amendments reflecting the elimination of ARTICLE TWELFTH and changes to ARTICLE SIXTEENTH and ARTICLE SEVENTEENTH are set forth in the Proposed Amended and Restated Certificate of Incorporation attached hereto as Annex A. The Board unanimously recommends a vote FOR this proposal to eliminate cumulative voting by amending and restating our Charter as set forth in this Proposed Amended and Restated Certificate of Incorporation.

This Proposal 2 will be approved, and the proposed amendments to the Charter set forth in ARTICLE TWELFTH, ARTICLE SIXTEENTH and ARTICLE SEVENTEENTH adopted, upon the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey. If no voting instructions are given, the accompanying proxy will be voted for this Proposal 2. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting, the shares are considered present at the Special Meeting for purposes of Proposal 2, but, because they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal. Although we do not expect any broker non-votes, broker non-votes also would have the same effect as votes against the proposal.

OUR CHARTER REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF NOT LESS THAN 80% OF THE TOTAL VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF MASSEY IN ORDER TO APPROVE THIS PROPOSAL. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL TO AMEND AND RESTATE OUR RESTATED CERTIFICATE OF INCORPORATION TO REMOVE SUPERMAJORITY VOTE PROVISIONS RELATED TO STOCKHOLDER AMENDMENT OF BYLAWS

PROPOSAL 3

The Board recommends a vote FOR the proposal to amend and restate our Charter to remove supermajority vote provisions related to stockholder amendment of bylaws. Our Charter requires the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey in order to approve this proposal.

If the proposal is approved, supermajority vote provisions will be eliminated by removing ARTICLE SIXTH, which states that bylaws shall not be made, repealed, altered, amended or rescinded by stockholders except by the vote of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey.

On July 26, 2010, the Board conditionally approved an amendment to Section 7.04 of the Company’s Bylaws to eliminate the supermajority vote provision regarding stockholder amendment of bylaws in the Bylaws that is parallel to the supermajority vote requirement in the Charter. The amendment to Section 7.04 of the Bylaws will become effective only upon the approval of this proposed removal of ARTICLE SIXTH of our Charter. The full text of Section 7.04 of the Bylaws is contained in the form of Proposed Amended and Restated Bylaws attached to this Proxy Statement as Annex B.

In its review of corporate governance matters, the Board considered arguments in favor of and against retaining supermajority vote provisions for stockholder amendment of bylaws. The Board determined that eliminating this provision will enhance Board accountability and will provide stockholders an increased opportunity to participate in Massey’s corporate governance. Although supermajority vote provisions are intended to protect the Company from potential self-interested actions of large stockholders and to encourage bidders seeking to takeover the Company to negotiate with the Board, the Board ultimately concluded that improved accountability and stockholder access to corporate governance matters outweighs the legitimate benefit of the supermajority vote provisions.

If the proposal to remove supermajority voting provisions for stockholder amendment of bylaws is approved, ARTICLE SIXTH of the Charter will be amended in the manner noted above and the following ancillary changes to the Charter will be made to reflect the elimination of such supermajority voting provisions:

•

ARTICLE SIXTEENTH of the present Charter contains supermajority stockholder voting requirements stating that provisions dealing with the alteration of bylaws by stockholders may not be repealed or amended in any respect unless such repeal or amendment is approved by the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey. Pursuant to the approval of the proposal to remove supermajority voting provisions for stockholder amendment of bylaws ARTICLE SIXTEENTH of the Charter will be amended to delete the supermajority voting requirements currently applicable to amending this provision.

•

ARTICLE SEVENTEENTH of the present Charter reinforces the supermajority vote requirements found in ARTICLE SIXTEENTH. Pursuant to the approval of this proposal to remove supermajority voting provisions for stockholder amendment of bylaws, ARTICLE SEVENTEENTH will be amended to delete the language in its second sentence relating to this supermajority vote provision.

The Governance and Nominating Committee and the Board have considered the proposed amendments to our Charter that would provide for the elimination of supermajority vote provisions regarding stockholder amendment of bylaws and have declared them to be advisable. In the Proposed Amended and Restated Certificate of Incorporation attached hereto as Annex A, the removal of ARTICLE SIXTH and the changes to ARTICLE SIXTEENTH and ARTICLE SEVENTEENTH reflect the effect that stockholder approval of Proposal 3 would have on our Charter. The Board unanimously recommends a vote FOR Proposal 3 to remove supermajority vote provisions related to stockholder amendment of bylaws by amending and restating our Charter as set forth in this Proposed Amended and Restated Certificate of Incorporation.

This Proposal 3 will be approved, and the proposed amendments to the Charter—removal of ARTICLE SIXTH and changes to ARTICLE SIXTEENTH and ARTICLE SEVENTEENTH—adopted, upon the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey. If no voting instructions are given, the accompanying proxy will be voted for Proposal 3. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting, the shares are considered present at the Special Meeting for purposes of Proposal 3, but, because they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal. Although we do not expect any broker non-votes, broker non-votes also would have the same effect as votes against the proposal.

OUR CHARTER REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF NOT LESS THAN 80% OF THE TOTAL VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF MASSEY IN ORDER TO APPROVE THIS PROPOSAL. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL TO AMEND AND RESTATE OUR RESTATED CERTIFICATE OF INCORPORATION TO REMOVE SUPERMAJORITY VOTE PROVISIONS RELATED TO STOCKHOLDER APPROVAL OF BUSINESS COMBINATIONS WITH A MORE THAN 5% STOCKHOLDER

PROPOSAL 4

The Board recommends a vote FOR the proposal to amend and restate our Charter to remove supermajority vote provisions related to stockholder approval of business combinations with a more than 5% stockholder. Our Charter requires the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey in order to approve this proposal.

If the proposal is approved, supermajority vote provisions will be eliminated by removing ARTICLE FOURTEENTH, which states that the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey is required, except in certain circumstances, for the approval of business combinations with any other corporation or its affiliate if such other corporation and its affiliates are owners of more than 5% of the total voting power of all outstanding shares of voting stock of Massey.

In its review of corporate governance matters, the Board considered arguments in favor of and against retaining supermajority vote provisions for stockholder approval of business combinations with a more than 5% stockholder. The Board determined that eliminating this provision will enhance Board accountability and will provide stockholders an increased opportunity to participate in Massey’s corporate governance. Although supermajority vote provisions are intended to protect the Company from potential self-interested actions of large stockholders and to encourage bidders seeking to take over the Company to negotiate with the Board, the Board ultimately concluded that improved accountability and stockholder access to corporate governance matters outweighs the legitimate benefit of the supermajority vote provisions.

If the proposal to remove supermajority voting provisions for stockholder approval of business combinations with a more than 5% stockholder is approved, ARTICLE FOURTEENTH of the Charter will be amended in the manner noted above and the following ancillary changes to the Charter will be made to reflect the elimination of such supermajority voting provisions:

•

ARTICLE FIFTEENTH states that stockholders are entitled to statutory appraisal rights under Section 262 of the Delaware General Corporation Law with respect to any business combination requiring a supermajority vote in accordance with ARTICLE FOURTEENTH. Pursuant to the approval of this proposal, ARTICLE FIFTEENTH will be deleted. The elimination of ARTICLE FIFTEENTH will have no effect on the rights of Massey’s stockholders, as a stockholder’s entitlement to appraisal rights in the event of a business combination is set forth in Section 262 of the Delaware General Corporation Law. The current ARTICLE FIFTEENTH merely serves to assure stockholders of their inherent statutory rights despite ARTICLE FOURTEENTH’s supermajority vote requirement for stockholders to approve business combinations with a more than 5% stockholder of the Company.

•

ARTICLE SIXTEENTH contains supermajority stockholder voting requirements stating that provisions dealing with the 80% vote of stockholders required for business combinations with a more than 5% stockholder and the appraisal rights of stockholders, may not be repealed or amended in any respect unless such repeal or amendment is approved by the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey. Pursuant to the approval of the proposal to remove supermajority voting provisions for stockholder approval of business combinations with a more than 5% stockholder, and pursuant to the ancillary change to remove ARTICLE FIFTEENTH, ARTICLE SIXTEENTH of the Charter will be amended to delete the supermajority voting requirements currently applicable to amending these provisions.

•

ARTICLE SEVENTEENTH of the present Charter reinforces the supermajority vote requirements found in ARTICLE SIXTEENTH. Pursuant to the approval of this proposal to remove supermajority voting provisions for stockholder approval of business combinations with a more than 5% stockholder, ARTICLE SEVENTEENTH will be amended to delete the language in its second sentence relating to this supermajority vote provision.

The Governance and Nominating Committee and the Board have considered the proposed amendments to our Charter that would provide for the elimination of supermajority vote provisions regarding stockholder approval of business combinations with a more than 5% stockholder and have declared them to be advisable. In the Proposed Amended and Restated Certificate of Incorporation attached hereto as Annex A, the removal of ARTICLE FOURTEENTH and ARTICLE FIFTEENTH, and the changes to ARTICLE SIXTEENTH and ARTICLE SEVENTEENTH, reflect the effect that stockholder approval of Proposal 4 would have on our Charter. The Board unanimously recommends a vote FOR Proposal 4 to remove supermajority vote provisions related to stockholder approval of business combinations with a more than 5% stockholder by amending and restating our Charter as set forth in this Proposed Amended and Restated Certificate of Incorporation.

This Proposal 4 will be approved, and the proposed amendments to the Charter—removal of ARTICLE FOURTEENTH and ARTICLE FIFTEENTH, and changes to ARTICLE SIXTEENTH and ARTICLE SEVENTEENTH—adopted, upon the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of Massey. If no voting instructions are given, the accompanying proxy will be voted for Proposal 4. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting, the shares are considered present at the Special Meeting for purposes of Proposal 4, but, because they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal. Although we do not expect any broker non-votes, broker non-votes also would have the same effect as votes against the proposal.

OUR CHARTER REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF NOT LESS THAN 80% OF THE TOTAL VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF MASSEY IN ORDER TO APPROVE THIS PROPOSAL. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL TO AMEND AND RESTATE OUR RESTATED CERTIFICATE OF INCORPORATION TO REMOVE THE PROHIBITION OF THE RIGHT OF STOCKHOLDERS TO REQUEST SPECIAL MEETINGS OF STOCKHOLDERS

PROPOSAL 5

The Board recommends a vote FOR the proposal to amend and restate our Charter to remove the prohibition of the right of stockholders to request special meetings of stockholders. Our Charter requires the affirmative vote of a majority of the outstanding shares of voting stock of Massey in order to approve this proposal.

Under the current Charter, ARTICLE THIRTEENTH states that special meetings may be called by the Board of Directors or by a committee of the Board of Directors that meets certain criteria, but that such meetings may not be called by any other person or persons. If this proposal is approved, ARTICLE THIRTEENTH will be removed from our Charter.

On July 26, 2010, the Board conditionally approved an amendment to Section 2.02 of the Company’s Bylaws to provide stockholders with the ability to call special meetings. Specifically, subject to certain notice and information requirements, a special meeting of stockholders may be called upon receipt of written requests from holders of shares representing at least 25% of the outstanding shares of our Common Stock. The amendment to Section 2.02 of the Bylaws will become effective only upon the approval of this proposed removal of ARTICLE THIRTEENTH of our Charter. The full text of Section 2.02 of the Bylaws is contained in the form of proposed Amended and Restated Bylaws attached to this Proxy Statement as Annex B.

The Governance and Nominating Committee and the Board have considered the proposed amendments to our Charter that would remove the prohibition of the right of stockholders to request special meetings of stockholders and have declared them to be advisable. This amendment would require the removal of ARTICLE THIRTEENTH of our Charter. The Proposed Amended and Restated Certificate of Incorporation reflecting the removal of ARTICLE THIRTEENTH is attached hereto as Annex A. The Board unanimously recommends a vote FOR this proposal to remove the prohibition of the right of stockholders to request special meetings of stockholders by amending and restating our Charter as set forth in this Proposed Amended and Restated Certificate of Incorporation.

This Proposal 5 will be approved, and the proposed removal of ARTICLE THIRTEENTH from the Charter adopted, upon the affirmative vote of a majority of our outstanding shares of voting stock. If no voting instructions are given, the accompanying proxy will be voted for this Proposal 5. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting, the shares are considered present at the Special Meeting for purposes of Proposal 5, but, because they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal. Although we do not expect any broker non-votes, broker non-votes also would have the same effect as votes against the proposal.

OUR CHARTER REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF VOTING STOCK OF MASSEY IN ORDER TO APPROVE THIS PROPOSAL. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

PROPOSAL TO AMEND AND RESTATE OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 300,000,000 SHARES

PROPOSAL 6

The Board recommends a vote FOR the proposal to amend and restate our Charter to increase the number of authorized shares of Common Stock that we are authorized to issue from 150,000,000 to 300,000,000 shares. Our Charter requires the affirmative vote of a majority of the outstanding shares of voting stock of Massey in order to approve this proposal.

As of June 30, 2010, we had 102,969,994 shares of Common Stock issued and outstanding, including 861,439 treasury shares, and an aggregate of 21,909,480 shares reserved for issuance under our existing equity compensation plans, 401(k) plan, convertible notes and equity distribution plan. At the present time, approximately 25,120,526 shares remain that could be authorized for future issuance. No increase in the number of authorized shares of preferred stock is being proposed at this time.

Since our incorporation in 1978, we have never increased our authorized shares of Common Stock.

As the number of outstanding shares of Common Stock and shares reserved for issuance is approaching the 150,000,000 current limit in our Charter, the Board believes that failure to approve this proposal would seriously restrict our ability to manage our capital needs, to the detriment of stockholders’ interests. The Board believes additional authorized shares will allow the Company to act with flexibility when and as the need arises to issue additional shares in the future without the delays necessitated by having to obtain a stockholder vote (except as otherwise required by law or by the rules of any securities exchange on which the shares of common stock are listed) and to take advantage of changing market and financial conditions in a more timely manner.

Among the reasons for issuing additional shares would be to increase our capital through sales of our Common Stock and convertible notes, to effect stock splits, stock dividends, employee stock incentive and other stock ownership plans and acquisitions, and to engage in other types of capital or strategic transactions. Other than our equity compensation plans and previously issued convertible notes, we have no plan, agreement or arrangement for the issuance of any shares of common stock in connection with any such transaction or contractual commitment.

If this proposal is approved and the Charter amended, the Board generally may issue such additional authorized shares of our Common Stock without further stockholder approval in return for such consideration in money, property, or other things of value as the Board, in its discretion, shall determine. In some instances, stockholder approval for the issuance of additional shares may be required by law or by the requirements of the NYSE, on which our Common Stock is now listed, or the obtaining of such approvals may be otherwise necessary or desirable. In particular, the NYSE requires stockholder approval for acquisition transactions where the issuance could increase the number of shares outstanding by 20% or more and for an increase in shares reserved for issuance under equity compensation plans for our employees. In such cases, further stockholder authorization will be solicited.

The Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company.

In order to effect the increase in the number of authorized shares of Common Stock from 150,000,000 to 300,000,000, the Charter must be amended and restated as set forth in ARTICLE FOURTH of the Proposed Amended and Restated Certificate of Incorporation, which is attached to this Proxy Statement as Annex A. The Board unanimously recommends that stockholders vote FOR approval of the proposal to amend the Charter as set forth in this Proposed Amended and Restated Certificate of Incorporation.

This Proposal 6 will be approved, and the proposed amendments to the Charter set forth in ARTICLE FOURTH adopted, upon the affirmative vote of a majority of our outstanding shares of voting stock. If no voting instructions are given, the accompanying proxy will be voted for this Proposal 6. If a stockholder abstains from voting or directs the stockholder’s proxy to abstain from voting, the shares are considered present at the Special Meeting for purposes of Proposal 6, but, because they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal. Although we do not expect any broker non-votes, broker non-votes also would have the same effect as votes against the proposal.

OUR CHARTER REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF VOTING STOCK OF MASSEY IN ORDER TO APPROVE THIS PROPOSAL. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Stock Ownership of Directors and Executive Officers

The following information is furnished with respect to our current directors, our named executive officers and all our current directors and executive officers as a group, as to ownership of shares of Common Stock as of June 30, 2010, except as otherwise noted. Our named executive officers include our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers. Each named executive officer or his or her family members had sole voting and investment power with respect to such shares, except as otherwise noted.

		Amount and Nature of Beneficial Ownership
Title of Class	Name of Beneficial Owner	Shares Beneficially Owned	Shares for which Beneficial Ownership can be Acquired within 60 Days(a)	Total Beneficial Ownership	Percent of Class(b)

Massey Energy	Directors
Common Stock	Don L. Blankenship( c)	362,299	58,333	420,632	*
	James B. Crawford	20,132	—	20,132	*
	Robert H. Foglesong	18,104	—	18,104	*
	Richard M. Gabrys	15,520	—	15,520	*
	Robert B. Holland III	—	—		*
	Bobby R. Inman	35,186	—	35,186	*
	Dan R. Moore	22,440	2,208	24,648	*
	Baxter F. Phillips, Jr.(c)(d)	112,727	134,213	246,940	*
	Stanley C. Suboleski	10,847	—	10,847	*
	Linda J. Welty	—	—		*

	Named Executive Officers
	J. Christopher Adkins	11,473	—	11,473	*
	Michael K. Snelling	11,884	11,545	23,429	*
	Eric B. Tolbert	14,675	20,049	34,724	*

	Directors and executive officers as a group (18 persons)(e)			976,745	*

(a)	Represents shares of Common Stock that may be acquired through the exercise of options within 60 days of June 30, 2010.
(b)	Calculated based on shares of Common Stock beneficially owned as of June 30, 2010 plus shares deemed outstanding for which beneficial ownership can be acquired within 60 days by that individual or group, divided by our shares of Common Stock outstanding as of June 30, 2010, which were 102,108,555, plus any shares for which beneficial ownership can be acquired within 60 days by that individual or group. An asterisk (*) indicates that ownership is less than one percent of class.
(c)	Messrs. Blankenship and Phillips are also named executive officers.
(d)	Mr. Phillips owns 29,171 shares directly and is the indirect beneficial owner of 17,173 shares through our 401(k) Plan as of June 30, 2010 and 8,911 shares that are held by his wife.
(e)	Executive officers included in this number are our current executive officers who file statements pursuant to Section 16 of the Exchange Act.

Stock Ownership of Certain Beneficial Owners

Management knows of no person, except as set forth below, who is the beneficial owner of more than 5 percent of our voting shares. The table sets forth information known to us as of the most recent date, based on filings with the SEC on Schedule 13D or Schedule 13G (unless otherwise indicated), with percentage of ownership calculated using the number of outstanding shares of Common Stock on the dates noted below.

Name and Address of Beneficial Owners	Shares Beneficially Owned		Percent of Class(a)
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	12,873,250	(b)	12.61%

FMR LLC 82 Devonshire Street Boston, MA 02109	10,250,087	( c )	10.04%

Duquesne Capital Management, L.L.C. 40 West 57th Street, 25th Floor New York, NY 10019	5,331,900	( d )	5.22%

State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	4,761,576	( e )	4.66%

(a)	All percentages are based on 102,108,555 shares of Common Stock outstanding as of June 30, 2010.
(b)	Based solely on Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 8, 2010 that indicates BlackRock, Inc. is the beneficial owner of 12,873,250 shares, and has sole voting power over 12,873,250 shares and sole dispositive power over 12,873,250 shares.
(c)	Based solely on Schedule 13G/A filed jointly by FMR LLC and Edward C. Johnson 3d with the SEC on February 16, 2010 that indicates that FMR LLC and Edward C. Johnson 3d are the beneficial owners of 10,250,087 shares, have sole voting power over 603,960 shares and sole dispositive power over 10,250,087 shares.
(d)	Based solely on Schedule 13G filed jointly by Duquesne Capital Management, L.L.C. and Stanley F. Druckenmiller with the SEC on January 12, 2010 that indicates that Duquesne Capital Management, L.L.C. and Stanley F. Druckenmiller are the beneficial owners of 5,331,900 shares, have shared voting power over 5,331,900 shares and shared dispositive power over 5,331,900 shares.
(e)	Based solely on Schedule 13G filed by State Street Corporation with the SEC on February 12, 2010 that indicates State Street Corporation is the beneficial owner of 4,761,576 shares, has shared voting power over 4,761,576 shares and shared dispositive power over 4,761,576 shares.

CERTAIN MATTERS RELATING TO

PROXY MATERIALS

Our Proxy Statement is available on our Internet site at www.masseyenergyco.com, Investors, Proxy On-line. Stockholders can elect to access future proxy soliciting materials, including notices to stockholders of annual meetings and proxy statements, and annual reports over the Internet instead of receiving paper copies in the mail by checking the appropriate box and providing your e-mail address on your proxy card. Providing these documents over the Internet will reduce our printing and postage costs and the number of paper documents stockholders would otherwise receive. We will notify stockholders who consent to accessing these documents over the Internet when such documents will be available. Once given, a stockholder’s consent will remain in effect until such stockholder revokes it by notifying us otherwise at Massey Energy Company, P.O. Box 26765, Richmond, Virginia 23261, Attention: Corporate Secretary. Registered stockholders can choose this option for future proxy material deliveries by marking the appropriate space on the proxy card included with this Proxy Statement, and registered stockholders voting electronically through the Internet or by telephone can choose the option by following the instructions provided by telephone or over the Internet, as applicable. Street name stockholders should refer to the information provided by the institution that holds such street name stockholder’s shares and follow the instructions on such form for instructions on how to elect to view future proxy statements and annual reports over the Internet, if such institution provides this option.

RICHARD R. GRINNAN
Vice President and Corporate Secretary

September 13, 2010

Richmond, Virginia

ANNEX A

PROPOSED

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MASSEY ENERGY COMPANY

The proposed Amended and Restated Certificate of Incorporation of Massey Energy Company set forth below has been marked to show proposed changes that require stockholder approval, as described in the Proxy Statement.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MASSEY ENERGY COMPANY

FIRST

The name of the Corporation is: Massey Energy Company.

SECOND

The address of the registered office of the Corporation in the State of Delaware is 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, and the name of its registered agent at that address is National Registered Agents, Inc.

THIRD

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH

The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, Preferred Stock and Common Stock; the total number of shares which the Corporation shall have authority to issue is ~~170,000,000~~320,000,000; the total number of shares of Preferred Stock shall be 20,000,000 and each such share shall have no par value; the total number of shares of Common Stock shall be ~~150,000,000~~300,000,000 and each such share shall have a par value of $0.625.

Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix the voting rights, designations, powers, preferences and the relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock; and to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding).

FIFTH

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the Corporation.

~~SIXTH~~

~~Bylaws shall not be made, repealed, altered, amended or rescinded by the stockholders of the Corporation except by the vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of the Corporation.~~

~~SEVENTH~~

SIXTH

The number of Directors of the Corporation shall be fixed from time to time by a Bylaw or amendment thereof duly adopted by the Board of Directors.

~~EIGHTH~~

SEVENTH

~~The~~ At the 2011 annual meeting of stockholders, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the 2012 annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation, retirement, disqualification or removal. All directors elected by the stockholders at and after the 2012 annual meeting of stockholders shall hold office until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation, retirement, disqualification or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.~~be and is divided into three classes, Class I, Class II and Class III. The number of directors in each class shall be the whole number contained in the quotient arrived at by dividing the authorized number of directors by three, and if a fraction is also contained in such quotient, then if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and the other shall be a member of Class II. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, however, that the directors first elected to Class I shall serve for a term ending on the date of the annual meeting next following the end of the calendar year 1978, the directors first elected to Class II shall serve for a term ending on the date of the second annual meeting next following the end of the calendar year 1978, and the directors first elected to Class III shall serve for a term ending on the date of the third annual meeting next following the end of the calendar year 1978. Notwithstanding the foregoing formula provisions, in the event that, as a result of any change in the authorized number of directors, the number of directors in any class would differ from the number allocated to that class under the formula provided in this Article immediately prior to such change, the following rules shall govern:~~

~~(a)~~	~~each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his prior death, resignation or removal;~~

~~(b)~~	~~at each subsequent election of directors, even if the number of directors in the class whose term of office then expires is less than the number then allocated to that class under said formula, the number of directors then elected for membership in that class shall not be greater than the number of directors in that class whose term of office then expires, unless and to the extent that the aggregate number of directors then elected plus the number of directors in all classes then duly continuing in office does not exceed the then authorized number of directors of the corporation;~~

~~(c)~~	~~at each subsequent election of directors, if the number of directors in the class whose term of office then expires exceeds the number then allocated to that class under said formula, the Board of Directors shall designate one or more of the directorships then being elected as directorships of another class or classes in which the number of directors then serving is less than the number then allocated to such other class or classes under said formula;~~

~~(d)~~	~~in the event of the death, resignation or removal of any director who is a member of a class in which the number of directors serving immediately preceding the creation of such vacancy exceeded the number then allocated to that class under said formula, the Board of Directors shall designate the vacancy thus created as a vacancy in another class in which the number of directors then serving is less than the number then allocated to such other class under said formula;~~

~~(e)~~	~~in the event of any increase in the authorized number of directors, the newly created directorships resulting from such increase shall be apportioned by the Board of Directors to such class or classes as shall, so far as possible, bring the composition of each of the classes into conformity with the formula in this Article, as it applies to the number of directors authorized immediately following such increase; and~~

~~(f)~~	~~designations of directorships or vacancies into other classes and apportionments of newly created directorships to classes by the Board of Directors under the foregoing items (c), (d) and (e) shall, so far as possible, be effected so that the class whose term of office is due to expire next following such designation or apportionment shall contain the full number of directors then allocated to said class under said formula.~~

~~Notwithstanding any of the foregoing provisions of this Article, each director shall serve until his successor is elected and qualified or until his death, resignation or removal; or, if the holders of any Preferred Stock or any one or more series thereof, voting as a class, shall be en-titled to elect a specified number of directors, by reason of dividend arrearages or other provisions giving them the right to do so, then the division of the Board of Directors into three classes as provided in this Article shall be suspended during the period in which the holders of the Preferred Stock or any series thereof are entitled to elect a specified number of directors by reason of dividend arrearages or otherwise, and the terms of all directors serving on the Board at the time the holders of Preferred Stock become entitled to elect a specified number of directors shall terminate upon the election by the holders of Preferred Stock of the number of directors they are entitled to elect with the same effect as upon the expiration of the term for which they were then serving.~~

~~NINTH~~

EIGHTH

During any period when the holders of any Preferred Stock or any one or more series thereof voting as a class shall be entitled to elect a specified number of directors, by reason of dividend arrearages or other provisions giving them the right to do so, then and during such time as such right continues (1) the holders of such Preferred Stock or such series thereof, voting as a class, shall be entitled to elect such specified number of directors, pursuant to the provisions of such Preferred Stock or series thereof; (2) each such director shall serve for such term, and have such voting powers, as shall be stated in the provisions pertaining to such Preferred Stock or series thereof; and (3) whenever the holders of any such Preferred Stock or series thereof are divested of such rights to elect a specified number of directors, voting as a class, pursuant to the provisions of such Preferred Stock or series thereof, the terms of office of all persons who are then directors of the Corporation shall terminate upon the election of their successors by the holders of the shares entitled to vote thereon. ~~The provision of Article EIGHTH (dealing with the classified Board) shall be applicable to the election of successors and directors shall be elected to classes as if they were the directors first elected to such class.~~

~~TENTH~~

NINTH

Elections of directors at an annual or special meeting of stockholders need not be by written ballot unless the Bylaws of the Corporation shall so provide.

~~ELEVENTH~~

TENTH

No action shall be taken by the stockholders except at an annual or special meeting of stockholders.

~~TWELFTH~~

~~At all elections of directors of the Corporation, a holder of any class or series of stock then entitled to vote in such election shall be entitled to as many votes as shall equal the number of votes which (except for this Article as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected in the election in which his class or series of stock is entitled to vote, and each stockholder may cast all of such votes for a single nominee for director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.~~

~~THIRTEENTH~~

~~Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in the Bylaws of the corporation, include the power to call such meetings, but such special meetings may not be called by any other person or persons; provided, however, that if and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any provisions of the Restated Certificate of Incorporation or any amendment thereto or any certificate filed under Section 151(g) of the Delaware General Corporation Law (or its successor statute as in effect from time to time hereafter), then such special meeting may also be called by the person or persons, in the manner, at the times and for the purposes so specified.~~

~~FOURTEENTH~~

~~The affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of the Corporation shall be required for the approval of any proposal that (1) the Corporation merge or consolidate with any other corporation or any affiliate of such other corporation if such other corporation and its affiliates singly or in the aggregate are directly or indirectly the beneficial owners of more than 5% of the total voting power of all outstanding shares of voting stock of the Corporation (such other corporation and any affiliate thereof being herein referred to as a "Related Corporation "), or that (2) the Corporation sell or exchange all or substantially all of its assets or business to or with such Related Corporation, or that (3) the Corporation issue or deliver any stock or other securities of its issue in exchange or~~

~~payment for any properties or assets of such Related Corporation or securities issued by such Related Corporation, or in a merger of any affiliate of the Corporation with or into such Related Corporation or any of its affiliates, and to effect such transaction the approval of stockholders of the Corporation is required by law or by any agreement between the Corporation and any national securities exchange; provided, however, that the foregoing shall not apply to any such merger, consolidation, sale or exchange, or issuance or delivery of stock or other securities which was approved by resolution of the Board of Directors of the Corporation prior to the acquisition of the beneficial ownership or more than 5% of the total voting power of all outstanding shares of voting stock of the Corporation by such Related Corporation and its affiliates, nor shall it apply to any such transaction solely between the Corporation and another corporation, 50% or more of the voting stock of which is owned by the Corporation. For the purposes hereof, (1) an "affiliate" is any person (including a corporation, partnership, trust, estate or individual) who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified; (2) "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise; and (3) in computing the percentage of outstanding voting stock beneficially owned by any person, the shares outstanding and the shares owned shall be determined as of the record date fixed to determine the stockholders entitled to vote or express consent with respect to such proposal. The stockholder vote, if any, required for mergers, consolidations, sales or exchanges of assets or issuances of stock or other securities not expressly provided for in this Article, shall be such as may be required by applicable law.~~

~~FIFTEENTH~~

~~To the maximum extent permissible under Section 262 of the Delaware General Corporation Law, the stockholders of the Corporation shall be entitled to the statutory appraisal rights provided therein, notwithstanding any exception otherwise provided therein, with respect to any business combination involving the Corporation and any Related Corporation which requires the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of the Corporation pursuant to the provisions of Article FOURTEENTH.~~

~~SIXTEENTH~~

~~The provisions set forth in this Article SIXTEENTH and in Articles Sixth (dealing with the alteration of Bylaws by stockholders), EIGHTH (dealing with the classified board), ELEVENTH (dealing with the prohibition against stockholder action without meetings), TWELFTH (dealing with cumulative voting), FOURTEENTH (dealing with the 80% vote of stockholders required for certain mergers) and FIFTEENTH (dealing with appraisal rights of stockholders) may not be repealed or amended in any respect unless such repeal or amendment is approved by the affirmative vote of the holders of not less than 80% of the total voting power of all outstanding shares of voting stock of the Corporation.~~

~~SEVENTEENTH~~

~~The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles SIXTH, EIGHTH, ELEVENTH, TWELFTH, FOURTEENTH, FIFTEENTH and SIXTEENTH may not be repealed or amended in any respect unless such repeal or amendment is approved as specified in Article SIXTEENTH.~~

~~EIGHTEENTH~~

ELEVENTH

To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

~~NINETEENTH~~

TWELFTH

Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (a) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

(a)	If a claim under the foregoing paragraph is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(b)	The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Restated Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

(c)	The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

ANNEX B

PROPOSED

AMENDED AND RESTATED BYLAWS

OF

MASSEY ENERGY COMPANY

The proposed Amended and Restated Bylaws of Massey Energy Company set forth below have been marked to show proposed changes that are contingent on stockholder approval of the applicable proposals to amend and restate the Charter, as described in the Proxy Statement. Marked text is located in Sections 2.02 and 7.04.

RESTATED BYLAWS

(as amended as of October 6, 2010)

OF

MASSEY ENERGY COMPANY

(a Delaware corporation)

ARTICLE I

OFFICES

Section 1.01 Registered Office. The registered office of MASSEY ENERGY COMPANY (hereinafter called the “Corporation”) in the State of Delaware shall be at 160 Greentree Drive, Suite 101, City of Dover, County of Kent, and the name of the registered agent at that address shall be National Registered Agents, Inc.

Section 1.02 Principal Office. The principal office for the transaction of the business of the Corporation shall be at Four North Fourth Street, Richmond, Virginia 23219. The Board of Directors (hereinafter called the “Board”) is hereby granted full power and authority to change said principal office from one location to another.

Section 1.03 Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.01 Annual Meetings. Annual meetings of the stockholders of the Corporation (the “Stockholders”) for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time, date and place as the Board shall determine by resolution.

Section 2.02 Special Meetings.

(a) General. Special meetings of the Stockholders for any purpose or purposes may be called at any time by the Board or by a committee of the Board which has been duly designated by the Board and whose powers and authority, as provided in a resolution of the Board or in these Amended and Restated Bylaws (the “Bylaws”), include the power to call such meeting, but such special meetings may not be called by any other person or persons; provided, however, that if and to the extent that any special meetings of the Stockholders may be called by any other person or persons specified in any provisions of the Certificate of Incorporation or any amendment thereto or any certificate filed under Section 151(g) of the Delaware General Corporation Law (or its successor statute as in effect from time to time hereafter), then such special meeting may also be called by the person or persons, in the manner, at the times and for the purposes so specified.

(b) Stockholder Requested Special Meeting. (1) A special meeting of the Stockholders shall be called by the Board upon written request to the Secretary of the Corporation (the “Secretary”) (a “Special Meeting Request”) of one or more Stockholders of record at the time of delivery of the written request representing in the aggregate not less than twenty-five percent (25%) of the total number of shares of stock entitled to vote on the matter or matters to be brought before the proposed special meeting of the Stockholders. A Special Meeting Request shall be signed by each Stockholder, or a duly authorized agent of such Stockholder, requesting the special meeting and shall set forth: (i) a brief description of each matter of business desired to be brought before the special meeting and the reasons for conducting such business at the special meeting, (ii) the name and address, as they appear on the Corporation’s books, of each Stockholder requesting the special meeting, (iii) the class and number of shares of the Corporation which are owned by each Stockholder requesting the special meeting, including shares beneficially owned and shares held of record, (iv) any material interest of each Stockholder in the business desired to be brought before the special meeting, and (v) any other information, documents and representations that is required under Section 2.04(a)(ii) herein. The Board shall determine whether all such requirements have been satisfied and such determination shall be binding on the Corporation and the Stockholders.

(2) A special meeting requested by the Stockholders shall be held at such date, time and place within or without the state of Delaware as may be fixed by the Board; provided, however, the Board may (in lieu of calling the special meeting requested in such Special Meeting Request) present an identical or substantially similar item (a “Similar Item,” and the election of directors shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors) for Stockholder approval at any other meeting of the Stockholders that is held not less than one hundred twenty (120) calendar days after the Secretary receives such Special Meeting Request. A Stockholder may revoke a Special Meeting Request at any time by written revocation delivered to the Secretary; provided, however, the Board shall have the discretion to determine whether or not to proceed with the special meeting. If, following a revocation of a Special Meeting Request, there are un-revoked requests from the Stockholders holding in the aggregate less than the requisite number of shares entitling the Stockholders to request the calling of a special meeting, the Board, in its discretion, may cancel the special meeting.

(3) A Special Meeting Request shall not be valid if (i) the Special Meeting Request relates to an item of business that is not a proper subject for Stockholder action under applicable law, (ii) a Similar Item was presented at any meeting of the Stockholders held within one hundred twenty (120) calendar days prior to receipt by the Corporation of such Special Meeting Request, (iii) a Similar Item is included in the Corporation’s notice as an item of business to be brought before a Stockholder meeting that has been called but not yet held or (iv) the Special Meeting Request is received by the Corporation during the period commencing ninety (90) calendar days prior to the first anniversary of the preceding year’s annual meeting and ending on the date of that year’s annual meeting of the Stockholders.

(4) Business transacted at a special meeting requested by the Stockholders shall be limited to the purposes stated in the request for the special meeting; provided, however, that nothing herein shall prohibit the Board from submitting additional matters to the Stockholders at any such special meeting.

(5) If none of the Stockholders who submitted the Special Meeting Request for a special meeting of the Stockholders appears or sends a representative to present the proposal(s) or business submitted by the Stockholders for consideration at the special meeting, the Corporation need not present such proposal(s) or business for a vote at such meeting.

Section 2.03 Place of Meetings. All meetings of the Stockholders shall be held at such places, within or without the State of Delaware, as may from time to time be designated by the person or persons calling the respective meeting and specified in the respective notices or waivers of notice thereof.

Section 2.04 Notice of Stockholder Business.

(a) Annual Meetings of Stockholders. (i) Nominations of persons for election to the Board and the proposal of business to be considered by the Stockholders may be made at an annual meeting of the Stockholders (A) pursuant to the Corporation’s notice of meeting delivered pursuant to Section 2.05, (B) by or at the direction of the Chairman of the Board (the “Chairman”) or (C) by any Stockholder who is entitled to vote at the meeting, who complied with the notice procedures set forth in Section 2.04(a)(ii) and Section 2.04(a)(iii), who was a Stockholder of record at the time such notice is delivered to the Secretary and who, together with each Covered Person (as defined in Section 2.04(a)(ii)(E)(1)), if any, has complied with the notice requirements of Section 2.10 from and including the later of (1) the date falling 20 days after the date of the Public Announcement (as defined in Section 2.04(c)(ii)) of the adoption of these Bylaws and (2) the date of the immediately preceding annual meeting of the Stockholders (such later date, the “Notice Compliance Commencement Date”) to and including the date of delivery of such notice.

(ii) For nominations or other business to be properly brought before an annual meeting by a Stockholder pursuant to Section 2.04(a)(i)(C), the Stockholder must have given timely notice thereof in writing to the Secretary and, in the case of business other than nominations, such other business must otherwise be a proper matter for Stockholder action. To be timely, a Stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 90 days, from such anniversary date, notice by the Stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the Public Announcement of the date of such meeting is first made by the Corporation. In no event shall the Public Announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a Stockholder’s notice as described in this Section 2.04(a).

Such Stockholder’s notice shall set forth and include the following information and/or documents, as applicable, (A) the name and address of the Stockholder giving the notice, as they appear on the Corporation’s books, and of the Beneficial Owner (as defined in Section 2.10(b)), if any, on whose behalf such nomination or proposal is made, (B) representations that, as of the date of delivery of such notice, (1) such Stockholder is a holder of record of stock of the Corporation and is entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose such nomination or business and (2) such Stockholder and each Covered Person, if any, has complied with the notice requirements of Section 2.10 from and including the Notice Compliance Commencement Date to and including the date of delivery of such notice, (C) as to each person whom the Stockholder proposes to nominate for election or reelection as a director (a “Stockholder Nominee”), (1) all information relating to such Stockholder Nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-11 thereunder (or any successor provisions thereto), including such Stockholder Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and (2) such other information, completed questionnaire and the Agreement (as defined in Section 3.02), duly executed by such Stockholder Nominee, in each case, as required under Section 3.02; (D) as to any other business that the Stockholder proposes to bring before the meeting, (1) a brief description of the business proposed to be brought before the meeting, (2) the text of the proposal (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the text of the proposed amendment) and (3) the reasons for conducting such business at the meeting; and (E) in all cases, (1) the name of each individual, firm, corporation, limited liability company, partnership, trust or other entity (including any successor thereto, a “Person”) with whom any Stockholder, Beneficial Owner, Stockholder Nominee, and their respective Affiliates and Associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto) (each of the foregoing, a “Stockholder Group Member”) and each other Person with whom such Stockholder Group Member is acting in concert with respect to the Corporation (each Person described in this clause (1), including each Stockholder Group Member, a “Covered Person”) has any agreement, arrangement or understanding (whether written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy given to such Person in response to a public proxy solicitation made generally by such Person to all holders of voting stock of the Corporation (“Voting Stock”)) or disposing of any Voting Stock or to cooperate in obtaining, changing or influencing the control of the Corporation (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses), and a description of each such agreement, arrangement or understanding (whether written or oral), (2) a list of the class and number of shares of Voting Stock that are Beneficially Owned (as defined in Section 2.10(b)) or owned of record by each Covered Person, together with documentary evidence of such record or Beneficial Ownership (as defined in Section 2.10(b)), (3) a list of (A) all of the derivative securities (as defined under Rule 16a-1 under the Exchange Act) and other derivatives or similar agreements or arrangements with an exercise or conversion privilege or a periodic or settlement payment or payments or mechanism at a price or in an amount or amounts related to any security of the Corporation or with a value derived or calculated in whole or in part from the value of any security of the Corporation, in each case, directly or indirectly owned of record or Beneficially Owned by any Covered Person and (B) each other direct or indirect opportunity of any Covered Person to profit or share in any profit derived from any increase or decrease in the value of any security of the Corporation, in each case, regardless of whether (x) such interest conveys any voting rights in such security to such Covered Person, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) such Person may have entered into other transactions that hedge the economic effect of such interest (any such interest described in this clause (3) being a “Derivative Interest”), (4) a description of each agreement, arrangement or understanding (whether written or oral) with the effect or intent of increasing or decreasing the voting power of, or that contemplates any Person voting together with, any Covered Person with respect to any Voting Stock, Stockholder Nominee or other proposal (“Voting Arrangements”), (5) details of all other material interests of each Covered Person in such nomination or proposal or capital stock of the Corporation (including any rights to dividends or performance related fees based on any increase or decrease in the value of such capital stock or Derivative Interests) (collectively, “Other Interests”), (6) a description of all economic terms of all such Derivative Interests, Voting Arrangements and Other Interests and copies of all agreements and other documents (including but not limited to master agreements, confirmations and all ancillary documents and the names and details of the counterparties to, and brokers involved in, all such transactions) relating to each such Derivative Interest, Voting Arrangement and Other Interests, (7) a list of all transactions by each Covered Person involving any Voting Stock or any Derivative Interests, Voting Arrangements or Other Interests within 6 months prior to the date of the notice, and (8) a representation whether any Covered Person intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect any Stockholder Nominee and/or (b) otherwise to solicit or participate in the solicitation of proxies from the Stockholders in support of such nomination or proposal and (9) all other information that, as of the date of delivery of such notice, would be required to be provided to the Corporation under Section 2.10 by any Covered Person, regardless of whether such Covered Person has previously provided such information to the Corporation. A notice delivered by or on behalf of any Stockholder under this Section 2.04(a) shall be deemed to be not in compliance with this Section 2.04(a) and not effective if (x) such notice does not include all of the information and documents required under this Section 2.04(a), (y) such Stockholder, together with each Covered Person, if any, fails to comply with the requirements of Section 2.10 from and including the date of delivery of such notice to and including the date of the meeting to which such notice relates or (z) or (y) after delivery of such notice, any information or document required to be included in such notice changes or is amended, modified or supplemented, as applicable, prior to the date of the relevant meeting and such information and/or document is not delivered to the Corporation by way of a further written notice as promptly as practicable following the event causing such change in information or amendment, modification or supplement, as applicable, and in any case where such event occurs within 45 days of the date of the relevant meeting, within five business days after such event; provided, however, that the Board shall have the authority to waive any such non-compliance if the Board determines that such action is appropriate in the exercise of its fiduciary duties. The foregoing notice requirements of this Section 2.04(a) shall be deemed satisfied by a Stockholder if the Stockholder has notified the Corporation of such Stockholder’s intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such Stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any Stockholder Nominee to furnish such other information as it may reasonably require to determine the eligibility of such Stockholder Nominee to serve as a director.

(iii) Notwithstanding anything in the second sentence of Section 2.04(a)(ii) to the contrary and subject to Section 3.03, in the event that the number of directors to be elected to the Board is increased effective at the annual meeting and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder’s notice required by this Section 2.04(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Corporation and such notice otherwise complies with the requirements of this Section 2.04(a).

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of the Stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting pursuant to Section 2.05. Nominations of persons for election to the Board may be made at a special meeting of the Stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (A) by or at the direction of the Board (or the Stockholders pursuant to Section 2.02(b) hereof) or (B) provided that the Board (or the Stockholders pursuant to Section 2.02(b) hereof) has determined that directors shall be elected at such meeting, by any Stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 2.04(b), who is a Stockholder of record at the time such notice is delivered to the Secretary and who, together with each Covered Person, if any, has complied with the requirements of Section 2.10 from and including the Notice Compliance Commencement Date to and including the date of delivery of such notice. In the event the Corporation calls a special meeting of the Stockholders for the purpose of electing one or more directors to the Board, any such Stockholder may nominate such number of persons for election to such position(s) as are specified in the Corporation’s notice of meeting, if the Stockholder’s notice, containing all of the information, documents and representations required under Section 2.04(a)(ii), shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which Public Announcement of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting is first made by the Corporation. A notice delivered by or on behalf of any Stockholder under this Section 2.04(b) shall be deemed to be not in compliance with this Section 2.04(b) and not effective if (x) such notice does not include all of the information and documents required under this Section 2.04(b), (y) such Stockholder, together with each Covered Person, if any, fails to comply with the requirements of Section 2.10 from and including the date of delivery of such notice to and including the date of the meeting to which such notice relates or (z) or (y) after delivery of such notice, any information or document required to be included in such notice changes or is amended, modified or supplemented, as applicable, prior to the date of the relevant meeting and such information and/or document is not delivered to the Corporation by way of a further written notice as promptly as practicable following the event causing such change in information or amendment, modification or supplement, as applicable, and in any case where such event occurs within 45 days of the date of the relevant meeting, within five business days after such event; provided, however, that the Board shall have the authority to waive any such non-compliance if the Board determines that such action is appropriate in the exercise of its fiduciary duties. In no event shall the Public Announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a Stockholder’s notice as described above.

(c) General. (i) Only persons who are nominated in accordance with the procedures and other requirements set forth in Section 2.04(a) or 2.04(b) shall be eligible to be elected as directors at a meeting of the Stockholders and only such business shall be conducted at a meeting of the Stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.04. The Board may adopt by resolution such rules and regulations for the conduct of meetings of the Stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the Chairman shall have the right and authority to convene and adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the Chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the Chairman, may include the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to the Stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the Board or the Chairman shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, the Board or the Chairman shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting (including, but not limited to, whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures and other requirements set forth in these Bylaws (including Sections 2.04 and 2.10)) and if the Board or the Chairman should so determine, shall so declare to the meeting, and any such matter or business not properly brought before the meeting shall not be transacted or considered. Notwithstanding the foregoing provisions of this Section 2.04, unless otherwise required by applicable law, if the Stockholder (or a qualified representative of the Stockholder) does not appear at the annual or special meeting of the Stockholders to present a nomination or proposed business previously put forward by or on behalf of such Stockholder or, immediately prior to the commencement of such meeting, such Stockholder does not provide a written certification to the Corporation on and as of the date of the applicable meeting that such Stockholder and each Covered Person, if any, is then in compliance with Section 2.04 and Section 2.10, then such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.04, to be considered a qualified representative of the Stockholder, a person must be a duly authorized officer, manager or partner of such Stockholder or must be authorized by a writing executed by such Stockholder and each Covered Person, if any, or an electronic transmission delivered by such Stockholder and each Covered Person, if any, to act for such Stockholder and each Covered Person, if any, as proxy at the meeting of the Stockholders and to provide such certification on behalf of the Stockholder and each Person required pursuant to this Section 2.04(c) and such Person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of the Stockholders.

(ii) For purposes of these Bylaws, “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act or any document delivered to all Stockholders.

(iii) Notwithstanding the foregoing provisions of these Bylaws, a Stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.04 and Section 2.10; provided, however, that any references in these Bylaws to the Exchange Act or the rules or regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws (including Sections 2.04(a)(i)(C) and (b) hereof), and compliance with Sections 2.04(a)(i)(C) and (b) of these Bylaws shall be the exclusive means for a Stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of (a)(ii), matters brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in these Bylaws shall be deemed to affect any rights of (a) the Stockholders to request inclusion of nominations or proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

Section 2.05 Notice of Meetings. Except as otherwise required by law, notice of each meeting of the Stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each Stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him or her personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him or her at his or her post office address furnished by him or her to the Secretary for such purpose or, if he or she shall not have furnished to the Secretary his or her address for such purposes, then at his or her post office address last known to the Secretary, or by transmitting a notice thereof to him or her at such address by telegraph, cable or wireless. Except as otherwise expressly required by law, no publication of any notice of a meeting of the Stockholders shall be required. Every notice of a meeting of the Stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of the Stockholders shall not be required to be given to any Stockholder who shall have waived such notice and such notice shall be deemed waived by any Stockholder who shall attend such meeting in person or by proxy, except a Stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the Stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

Section 2.06 Quorum. Except in the case of any meeting for the election of directors summarily ordered as provided by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the Stockholders of the Corporation or any adjournment thereof. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the Stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the Stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

Section 2.07 Voting.

(a) Each Stockholder shall, at each meeting of the Stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by him or her and registered in his or her name on the books of the Corporation:

(i) on the date fixed pursuant to Section 6.05 of the Bylaws as the record date for the determination of the Stockholders entitled to notice of and to vote at such meeting, or

(ii) if no such record date shall have been so fixed, then (a) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which meeting shall be held.

(b) Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he or she shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his or her proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware.

(c) Any such voting rights may be exercised by the Stockholder entitled thereto in person or by his or her proxy appointed by an instrument in writing, subscribed by such Stockholder or by his or her attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a Stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he or she shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of the Stockholders all matters, except as otherwise provided in the Certificate of Incorporation, in the Bylaws or by law, shall be decided by the vote of a majority in voting interest of the Stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present. The vote at any meeting of the Stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot each ballot shall be signed by the Stockholder voting, or by his or her proxy, if there be such proxy, and it shall state the number of shares voted.

Section 2.08 List of Stockholders. The Secretary shall prepare and make, at least 10 days before every meeting of the Stockholders, a complete list of the Stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the entire duration thereof, and may be inspected by any Stockholder who is present.

Section 2.09 Judges. If at any meeting of the Stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of his or her ability. Such judges shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed shall ascertain and report the number of shares voted respectively for and against the question. Reports of the judges shall be in writing and subscribed and delivered by them to the Secretary. The judges need not be Stockholders of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which he or she shall have a material interest.

Section 2.10. Disclosure of Certain Interests. (a) Any Person that, as of the date of the Public Announcement of the adoption of these Bylaws, is the Beneficial Owner of Voting Stock or, in connection with any acquisition or disposition of Beneficial Ownership of any Voting Stock of the Corporation on or after the date of the Public Announcement of the adoption of these Bylaws, (i) is required to file a Schedule 13D (or any successor form) or an amendment thereto with the Securities and Exchange Commission or (ii) would be required to file a Schedule 13D (or any successor form) or an amendment thereto with the Securities and Exchange Commission if (x) the definition of Beneficial Ownership herein was substituted for the determination of “beneficial ownership” set forth in Rule 13d-3 under the Exchange Act and (y) any reference to the phrase “more than five percent” set forth in Rule 13d under the Exchange Act was substituted and replaced with the phrase “more than seven and one-half percent”, shall, in either case, within 20 days after the date of the Public Announcement of the adoption of these Bylaws or, in all other cases, as promptly as practicable, but within 10 business days, after the date of any such acquisition or disposition or any change in a material fact set forth in a statement previously provided to the Corporation, as the case may be, deliver to the Corporation a statement containing (A) the information that would be required to be filed on such Schedule 13D (including the exhibits thereto) or such amendment, as the case may be, if (x) the definition of Beneficial Ownership herein was substituted for the determination of “beneficial ownership” set forth in Rule 13d-3 under the Exchange Act and (y) any reference to the phrase “more than five percent” set forth in Rule 13d under the Exchange Act was substituted and replaced with the phrase “more than seven and one-half percent”, (B) a list of all Derivative Interests of such Person and (C) a description of all economic terms of all such Derivative Interests and copies of all agreements and other documents (including but not limited to master agreements, confirmations and all ancillary documents and the names and details of all counterparties to, and brokers involved in, all such transactions) relating to each such Derivative Interest.

(b) A Person shall be deemed the “Beneficial Owner” of, shall be deemed to “Beneficially Own” and shall be deemed to have “Beneficial Ownership” of, any Voting Stock (i) that such Person or any of such Person’s Affiliates or Associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto) is deemed to “beneficially own” within the meaning of Section 13(d) of, and Regulation 13D under, the Exchange Act or any successor provision thereto, or (ii) that is the subject of, or the reference security for or that underlies any Derivative Interest of such Person or any of such Person’s Affiliates or Associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto), with the number of shares of Voting Stock deemed Beneficially Owned being the notional or other number of shares of Voting Stock specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of shares of Voting Stock is specified in such documentation, as determined by the Board in good faith to be the number of shares of Voting Stock to which the Derivative Interest relates. When two or more Persons act as a partnership, limited partnership, syndicate, or other group, or otherwise act in concert, in each case, for the purpose of acquiring, holding, or disposing of securities of the Corporation or for the purpose of proposing one or more Stockholder Nominees, putting forward any other proposal for consideration or voting together on any matter presented at a Stockholder meeting, such syndicate or group shall be deemed a “Person” for the purpose of this Section 2.10. In addition, any Person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any contract, arrangement, or device with the purpose or effect of divesting such Person of Beneficial Ownership of any Voting Stock or preventing the vesting of such Beneficial Ownership as part of a plan or scheme to evade the reporting requirements of Section 2.04 or this Section 2.10 shall be deemed for the purposes of these Bylaws to be the Beneficial Owner of such Voting Stock.

(c) The Board shall determine whether any Person has satisfied the requirements set forth in this Section 2.10 and such determination shall be binding on the Corporation and the Stockholders.

ARTICLE III

BOARD OF DIRECTORS

Section 3.01 General Powers. The property, business and affairs of the Corporation shall be managed by the Board.

Section 3.02 Number. The authorized number of directors of the Corporation shall be eight and such authorized number shall not be changed except by a Bylaw or amendment thereof duly adopted by the Stockholders in accordance with the Certificate of Incorporation or by the Board amending this Section 3.02. However, no decrease in the number of directors constituting the Board shall shorten the term of any incumbent director. Each director and nominee for election as a director of the Corporation must, as a qualification to serve as a director, deliver to the Secretary at the principal office of the Corporation a written questionnaire with respect to the background and qualifications of such person (which questionnaire shall be provided by the Secretary upon written request and approved from time to time by the Board or the Board’s nomination and corporate governance committee) and a written representation and agreement (in the form provided by the Secretary upon written request) (the “Agreement”), which Agreement (i) shall provide that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if such person is at the time a director or is subsequently elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed in writing to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if such person is at the time a director or is subsequently elected as a director of the Corporation, with such person’s duties as a director under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding (whether written or oral) with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed in writing to the Corporation, and (C) would be in compliance, if elected as a director of the Corporation, and will, if such person is at the time a director or is subsequently elected as director of the Corporation, comply with all applicable corporate governance, conflict of interest, confidentiality and securities ownership and trading policies and guidelines of the Corporation (copies of which shall be provided by the Secretary upon written request) (subject to any waivers or exemptions granted pursuant to a resolution of the majority of the disinterested members of the Board) and (ii) if such person is at the time a director or is subsequently elected as a director of the Corporation, shall include such person’s irrevocable resignation as a director if such person is found by a court of competent jurisdiction to have breached the Agreement in any material respect.

Section 3.03 Election of Directors. The directors shall be elected by the Stockholders of the Corporation. The election of directors is subject to any provisions contained in the Certificate of Incorporation relating thereto, including any provisions for a classified board and for cumulative voting. A nominee for director shall be elected to the Board if the votes cast for such nominee's election exceed the votes cast against such nominee's election; provided, however, that directors shall be elected by a plurality of the votes cast at any meeting of the Stockholders for which (i) the Secretary receives a notice that a Stockholder has nominated a person for election to the Board in compliance with the advance notice requirements for Stockholder Nominees for director set forth in Article II, Section 2.04 of these Bylaws and (ii) such nomination has not been withdrawn by such Stockholder on or prior to the tenth day preceding the date the Corporation first mails its notice of meeting for such meeting to the Stockholders (a “contested election”). If directors are to be elected by a plurality of the votes cast, the Stockholders shall not be permitted to vote against a nominee. The Board has established procedures set forth in the Corporate Governance Guidelines under which in any non-contested election of directors, any incumbent director nominee who receives a greater number of votes cast against his or her election than in favor of his or her election shall tender his or her resignation, and the Board shall decide, through a process managed by the Committee (as defined in the Corporate Governance Guidelines) whether to accept or reject the resignation, or whether other action should be taken. Any vacancy resulting from the non-election of a director under this Section 3.03 may be filled by the Board as provided in Section 3.06.

Section 3.04 Mandatory Retirement. Each director of the Corporation serving at age 74 shall retire from the Board at the end of the calendar year in which his or her 74th birthday occurs, except for directors serving on the Board at January 1, 2006, and provided that the Board may approve one exemption at any time for directors who joined the Board after such date. For purposes of this Section, “end of the calendar year” shall include the period ending with the seventh day of January next following.

Section 3.05 Resignations. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.06 Vacancies. Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, non-election pursuant to Section 3.03, an increase in the number of directors, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Each director so chosen to fill a vacancy shall hold office until his or her successor shall have been elected and shall qualify or until he or she shall resign or shall have been removed.

Section 3.07 Place of Meeting, etc. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

Section 3.08 First Meeting. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

Section 3.09 Regular Meetings. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

Section 3.10 Special Meetings. Special meetings of the Board may be called at any time by the Chairman or the President or by any two directors, to be held at the principal office of the Corporation, or at such other place or places, within or without the State of Delaware, as the person or persons calling the meeting may designate.

Notice of all special meetings of the Board shall be given to each director by two days' service of the same by telegram, by letter, or personally. Such notice may be waived by any director and any meeting shall be a legal meeting without notice having been given if all the directors shall be present thereat or if those not present shall, either before or after the meeting, sign a written waiver of notice of, or a consent to, such meeting or shall after the meeting sign the approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or be made a part of the minutes of the meeting.

Section 3.11 Quorum and Manner of Acting. Except as otherwise provided in the Bylaws or by law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

Section 3.12 Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or such committee.

Section 3.13 Compensation. No stated salary need be paid directors, as such, for their services, but, by resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board or an annual directors’ fee may be paid; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 3.14 Committees. The Board may, by resolution passed by the Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Except as otherwise provided in the Board resolution designating a committee, the presence of a majority of the authorized number of members of such committee shall be required to constitute a quorum for the transaction of business at any meeting of such committee. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have any power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the Stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the Stockholders a dissolution of the Corporation or a revocation of the dissolution, or amending the Bylaws of the Corporation; and unless the resolution of the Board expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board.

Section 3.15 Officers of the Board. The Board shall have a Chairman and may, at the discretion of the Board, have a Vice Chairman and other officers. The Chairman of the Board and the Vice Chairman shall be appointed from time to time by the Board, unless such positions are elected offices of the Corporation, currently filled, and shall have such powers and duties as shall be designated by the Board.

ARTICLE IV

OFFICERS

Section 4.01 Officers. The officers of the Corporation shall be a Chairman, a Chief Executive Officer, a Secretary, a Treasurer and such other officers as may be appointed by the Board as the business of the Corporation may require. Officers shall have such powers and duties as are permitted or required by law or as may be specified by or in accordance with resolutions of the

Board. Any number of offices may be held by the same person. Unless the Board shall otherwise determine, the Chairman shall be the Chief Executive Officer of the Corporation. In the absence of any contrary determination by the Board, the Chief Executive Officer shall, subject to the power and authority of the Board, have general supervision, direction and control of the officers, employees, business and affairs of the Corporation.

Section 4.02 Election and Term. The officers of the Corporation shall be elected annually by the Board. The Board may at any time and from time to time elect such additional officers as the business of the Corporation may require. Each officer shall hold his or her office until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Section 4.03 Removal and Resignation. Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the Board. Any officer may resign at any time by giving notice to the Board. Such resignation shall take effect at the time specified in such notice or, in the absence of such specification, at the date of the receipt by the Board of such notice. Unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.04 Vacancies. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled in the manner prescribed in these Bylaws for the regular appointment to such office.

ARTICLE V

CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

Section 5.01 Execution of Contracts. The Board, except as in the Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by the Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

Section 5.02 Checks, Drafts, etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such person shall give such bond, if any, as the Board may require.

Section 5.03 Deposit. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chief Executive Officer, the President or the Treasurer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

Section 5.04 General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of the Bylaws, as it may deem expedient.

ARTICLE VI

SHARES AND THEIR TRANSFER

Section 6.01 Certificates for Stock. Every owner of stock of the Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by him or her. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the President and by the Secretary. Any or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any such certificate shall thereafter have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 6.04 of the Bylaws.

Section 6.02 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.03 of the Bylaws, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be stated expressly in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

Section 6.03 Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with the Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

Section 6.04 Lost, Stolen, Destroyed, And Mutilated Certificates. In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

Section 6.05 Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of the Stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If, in any case involving the determination of the Stockholders for any purpose other than notice of or voting at a meeting of the Stockholders, the Board shall not fix such a record date, the record date for determining the Stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of the Stockholders entitled to notice of or to vote at a meeting of the Stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Seal. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Delaware and the year of incorporation.

Section 7.02 Waiver of Notices. Whenever notice is required to be given by the Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

Section 7.03 Fiscal Year. The fiscal year of the Corporation shall end on the 31st day of December of each year.

Section 7.04 Amendments. The Bylaws, or any of them, may be rescinded, altered, amended or repealed, and new Bylaws may be made, (i) by the Board, by vote of a majority of the number of directors then in office as directors, acting at any meeting of the Board, or (ii) by the vote of the holders of not less than a majority of the total voting power of all outstanding shares of voting stock of the Corporation, at any annual meeting or special meeting of the Stockholders, provided that notice of such proposed amendment, modification, repeal or adoption is given in accordance with the notice provisions set forth in Section 2.04 herein. Any Bylaws made or altered by the Stockholders may be altered or repealed by the Board or may be altered or repealed by the Stockholders.

MASSEY ENERGY COMPANY

Special Meeting of Stockholders

October 6, 2010

You are cordially invited to attend a Special Meeting of Stockholders on Wednesday, October 6, 2010, beginning at 12:00 p.m. Eastern Daylight Time at:

15th Floor, Troutman Sanders Building

1001 Haxall Point

Richmond, Virginia 23219

Massey Energy Company 4 North 4th Street Richmond, VA 23219	PROXY

This proxy is solicited by the Board of Directors for use at the Special Meeting on October 6, 2010.

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned, a stockholder of MASSEY ENERGY COMPANY, a Delaware corporation, acknowledges receipt of a Notice of Special Meeting of Stockholders and the accompanying Proxy Statement; and, revoking any proxy or voting instruction previously given, hereby constitutes and appoints Richard R. Grinnan, M. Shane Harvey and Jeffrey M. Jarosinski, and each of them, the true and lawful agents and proxies of the undersigned with full power of substitution in each, to vote the shares of Common Stock of MASSEY ENERGY COMPANY held by the undersigned as of the record date, standing in the name of the undersigned at the Special Meeting of Stockholders of MASSEY ENERGY COMPANY, on Wednesday, October 6, 2010, at 12:00 p.m. Eastern Daylight Time, and at any adjournment or postponement thereof with respect to the proposals listed on the reverse side.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE ON RETURNED AND PROPERLY EXECUTED PROXY CARDS, THIS PROXY CARD WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 and 6.

(Continued and to be signed on the reverse side.)

SPECIAL MEETING OF STOCKHOLDERS OF

MASSEY ENERGY COMPANY

October 6, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

COMPANY NUMBER

Vote online/phone until 4:59 PM EDT on Tuesday, October 5, 2010.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.masseyenergyco.com (click on “Investors,” then “Proxy Online”)

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3, 4, 5 AND 6. APPROVAL OF ITEMS 1, 2, 3 AND 4 REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF NOT LESS THAN 80% OF THE TOTAL VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF MASSEY, AND APPROVAL OF ITEMS 5 AND 6 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF VOTING STOCK OF MASSEY. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.	To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to declassify our Board of Directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.	To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to eliminate cumulative voting.	☐	☐	☐
3.	To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to remove supermajority vote provisions related to stockholder amendment of bylaws.	☐	☐	☐
4.

To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to remove supermajority vote provisions related to stockholder approval of business combinations with a more than 5% stockholder.

		☐	☐	☐
5.	To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to remove the prohibition of the right of stockholders to request special meetings of stockholders.	☐	☐	☐
6.	To approve a proposal to amend and restate our Restated Certificate of Incorporation to increase authorized shares of common stock from 150,000,000 to 300,000,000 shares.	☐	☐	☐
I hereby authorize the Company’s designated proxies to vote, in their discretion, on such other business and matters incident to the conduct of the meeting as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MASSEY ENERGY COMPANY

Special Meeting of Stockholders

October 6, 2010

You are cordially invited to attend a Special Meeting of Stockholders on Wednesday, October 6, 2010, beginning at 12:00 p.m. Eastern Daylight Time at:

15th Floor, Troutman Sanders Building

1001 Haxall Point

Richmond, Virginia 23219

Massey Energy Company 4 North 4th Street Richmond, VA 23219	401(k) PLAN PROXY

This proxy is solicited by the Board of Directors for use at the Special Meeting on October 6, 2010.

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned, a participant in the MASSEY ENERGY COMPANY Coal Company Salary Deferral and Profit Sharing Plan (the “401(k) Plan”), acknowledges receipt of a Notice of Special Meeting of Stockholders and the accompanying Proxy Statement; and, revoking any proxy or voting instruction previously given with respect to shares held in the 401(k) Plan, hereby directs the trustee of the 401(k) Plan to vote all shares of Common Stock of MASSEY ENERGY COMPANY allocated to the undersigned’s 401(k) Plan account as of the record date at the Special Meeting of Stockholders of MASSEY ENERGY COMPANY, on Wednesday, October 6, 2010, at 12:00 p.m. Eastern Daylight Time, and at any adjournment or postponement thereof with respect to the proposals listed on the reverse side.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE ON RETURNED AND PROPERLY EXECUTED PROXY CARDS, THIS PROXY CARD WILL BE VOTED PROPORTIONATELY IN THE SAME MANNER AS THOSE SHARES HELD IN THE 401(k) PLAN FOR WHICH TIMELY VOTING INSTRUCTIONS ARE RECEIVED WITH RESPECT TO SUCH PROPOSAL(S). IF YOU DO NOT PROVIDE TIMELY VOTING INSTRUCTIONS TO THE TRUSTEE, YOU WILL BE CONSIDERED TO HAVE ELECTED THAT YOUR SHARES HELD IN THE 401(k) PLAN BE VOTED, AND THE TRUSTEE WILL VOTE SUCH SHARES, PROPORTIONATELY IN THE SAME MANNER AS THOSE SHARES HELD IN THE 401(k) PLAN FOR WHICH TIMELY VOTING INSTRUCTIONS ARE RECEIVED.

(Continued and to be signed on the reverse side.)

SPECIAL MEETING OF STOCKHOLDERS OF

MASSEY ENERGY COMPANY

October 6, 2010

401(k) Plan

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

COMPANY NUMBER

Vote online/phone until 4:59 PM EDT on Monday, October 4, 2010.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.masseyenergyco.com (click on “Investors,” then “Proxy Online”)

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3, 4, 5 AND 6. APPROVAL OF ITEMS 1, 2, 3 AND 4 REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF NOT LESS THAN 80% OF THE TOTAL VOTING POWER OF ALL OUTSTANDING SHARES OF VOTING STOCK OF MASSEY, AND APPROVAL OF ITEMS 5 AND 6 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF VOTING STOCK OF MASSEY. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.	To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to declassify our Board of Directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.	To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to eliminate cumulative voting.	☐	☐	☐
3.	To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to remove supermajority vote provisions related to stockholder amendment of bylaws.	☐	☐	☐
4.

To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to remove supermajority vote provisions related to stockholder approval of business combinations with a more than 5% stockholder.

		☐	☐	☐
5.	To approve a proposal to amend and restate our Restated Certificate of Incorporation in order to remove the prohibition of the right of stockholders to request special meetings of stockholders.	☐	☐	☐
6.	To approve a proposal to amend and restate our Restated Certificate of Incorporation to increase authorized shares of common stock from 150,000,000 to 300,000,000 shares.	☐	☐	☐
I hereby authorize the Company’s designated proxies to vote, in their discretion, on such other business and matters incident to the conduct of the meeting as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.